UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lincoln National Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If other than the Registrant)

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March 31, 2004

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Lincoln National Corporation (“LNC”) scheduled for Thursday, May 13, 2004, at 10:00 a.m., local time, at Delaware Investments, Inc., Second Floor Auditorium, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania. LNC’s Board of Directors and Management look forward to greeting you.

The enclosed Notice of Meeting and Proxy Statement describe the matters to be acted upon at the Annual Meeting. Please review these documents carefully.

It is important that you vote your shares of LNC stock, either in person or by proxy. To assist you in voting your shares, LNC now offers, in addition to voting through the use of a proxy card, voting via telephone and over the Internet. If you are unable to attend, please sign, date and mail the enclosed proxy card in the postage-paid envelope provided, or vote your shares in any other manner described in the enclosed proxy statement.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

Jon A. Boscia
Chairman and Chief Executive Officer

LINCOLN NATIONAL CORPORATION

PHILADELPHIA, PENNSYLVANIA

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

March 31, 2004

The Annual Meeting of Shareholders of LINCOLN NATIONAL CORPORATION (the “Corporation”) will be held on Thursday, May 13, 2004, at 10:00 a.m., local time, at Delaware Investments, Inc., Second Floor Auditorium, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania.

The items of business are:

1.	to elect four directors for three-year terms expiring in 2007;

2.	to approve or disapprove the new Lincoln National Corporation Deferred Compensation Plan for Non-Employee Directors, including the related authorization of 700,000 shares of the Corporation’s common stock thereunder; and

3.	to consider and act upon such other matters as may properly come before the meeting.

You have the right to receive this notice and vote at the Annual Meeting if you were a shareholder of record at the close of business on February 20, 2004. Please remember that your shares cannot be voted unless you cast your votes by one of the following methods: (1) sign and return a proxy card; (2) call the 800 toll-free number listed on the proxy card; (3) vote via the Internet as indicated on the proxy card; (4) vote in person at the Annual Meeting; or (5) make other arrangements to vote your shares.

For the Board of Directors,

C. Suzanne Womack
Secretary

LINCOLN NATIONAL CORPORATION

1500 MARKET STREET, SUITE 3900

CENTRE SQUARE WEST

PHILADELPHIA, PENNSYLVANIA 19102

PROXY STATEMENT

Annual Meeting of Shareholders

May 13, 2004

The Board of Directors (the “Board”) of Lincoln National Corporation (“LNC” or the “Corporation”) is soliciting proxies in connection with the proposals to be voted on at the Annual Meeting of LNC shareholders scheduled for May 13, 2004 (the “Annual Meeting”). The matters to be voted upon are set forth in the enclosed Notice of Annual Meeting of Shareholders (the “Notice”). We are first mailing this Proxy Statement to our shareholders on or about March 31, 2004.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you execute the attached proxy card, the individuals designated on that card (Jon A. Boscia, Jill S. Ruckelshaus, and C. Suzanne Womack) will vote your shares according to your instructions. If any matter other than Items 1 and 2 listed in the Notice is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner they perceive to be in the best interests of the Corporation.

To assist you in deciding how to vote, this Proxy Statement includes narrative information about the Corporation, its officers and directors, nominees for director, and related matters. In addition, a Performance Graph showing the Corporation’s performance over a five-year period is included on page 37. We have supplemented the narrative disclosure in this Proxy Statement with the following tabular information, all of which is set forth in Tables A through G (beginning on page 41):

Table	Page	Name of Table or Graph

A	41	Security Ownership of Directors, Nominees and Executive Officers

B	42	Security Ownership of Certain Beneficial Owners

C	43	Summary Compensation Table

D	45	Long Term Incentive Plans – Awards in Last Fiscal Year

E	46	Option/SAR Grants in Last Fiscal Year

F	47	Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

G	48	Pension Table

In addition, the following materials are attached as exhibits to this Proxy Statement:

Exhibit	Page	Name of Exhibit

1	50	Bylaw provision regarding Notice of Shareholder Business

2	51	Bylaw provision regarding Notice of Shareholder Nominees

3	52	Audit Committee Charter

4	57	Compensation Committee Charter

5	60	Nominating and Governance Committee Charter

6	63	Guidelines on Corporate Governance

7	72	The Lincoln National Corporation Deferred Compensation Plan for Non-Employee Directors

8	84	Policy Regarding Approval of Services of Independent Auditors

Whenever we refer in this Proxy Statement to the “Annual Meeting,” we are also referring to any meeting that results from an adjournment of the Annual Meeting.

DIRECTOR INDEPENDENCE

The Corporation’s common stock (“Common Stock”) is traded on the New York Stock Exchange (“NYSE”). NYSE listing standards and LNC’s Guidelines on Corporate Governance require that a majority of LNC’s directors meet the criteria for independence set forth in the NYSE listing standards. The NYSE listing standards provide that in order to be considered independent, the Board must determine that a director has no material relationship with LNC other than as a director. As permitted by the NYSE listing standards, the Board has adopted categorical standards to assist it in determining whether its members have such a material relationship with LNC. These standards are set forth in Article V of the Corporation’s Guidelines on Corporate Governance (see Exhibit 6, page 63).

The Nominating and Governance Committee and the Board have reviewed the independence of each Board member considering the standards set forth in LNC’s Guidelines on Corporate Governance (which include the NYSE standards for independence). The Board considered, among other things, transactions and relationships between each director or any member of his or her immediate family and LNC and its subsidiaries and affiliates.

As a result of this review, the Board affirmatively determined that all of the directors except Mr. Boscia, the CEO, are independent and have no material relationship with LNC (either directly or as a partner, shareholder or officer of an organization that has a relationship with LNC.) In addition, the Board determined that those directors who are members of the Audit, Nominating and Governance, and Compensation committees are likewise independent of LNC and its management.

SOLICITATION OF PROXIES

INTRODUCTION

The attached proxy card allows you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal. In addition, with respect to Item 1 (the election of directors), you may, if you desire, indicate on the proxy card that you are not authorizing the designated individuals to vote your shares for one or more particular nominees.

If you sign a proxy card and deliver it to us, but then want to change your vote, you may revoke your proxy at any time prior to the Annual Meeting by sending us a written revocation or a new proxy, or by attending the Annual Meeting and voting your shares in person.

WHO MAY SOLICIT PROXIES

Directors, officers and employees of the Corporation may solicit proxies on behalf of the Board via mail, telephone, fax, and personal contact. Although the Corporation currently has no intention of retaining a proxy solicitation firm to assist in the proxy solicitation process, it may do so in the future if the circumstances warrant.

COSTS OF SOLICITING PROXIES

The Corporation will pay the cost of soliciting proxies. Directors, officers and employees of the Corporation will receive no additional compensation for soliciting proxies. The Corporation will reimburse certain brokerage firms, banks, custodians and other fiduciaries for the reasonable mailing and other expenses they incur in forwarding proxy materials to the beneficial owners of stock that those brokerage firms, banks, custodians and fiduciaries hold of record. As noted above, although the Corporation has no current intention of retaining a proxy solicitation firm, it may do so in the future if the circumstances warrant. The fees of a proxy solicitation firm, if any, would be determined on an arms-length basis.

VOTING

SHAREHOLDERS ENTITLED TO VOTE AND SHARES OUTSTANDING

You may vote your shares at the Annual Meeting only if you were a shareholder of record at the close of business on February 20, 2004 (the “Record Date”). As of the Record Date, 178,853,680 shares of capital stock of the Corporation were issued, outstanding, and entitled to vote as follows: 178,835,934 shares of Common Stock and 17,746 shares of $3.00 Cumulative Convertible Preferred Stock, Series A (the “Preferred Stock”). You are entitled to one vote for each share of Common Stock and each share of Preferred Stock you own. The number of shares you own (and may vote) is listed on the proxy card.

HOW TO SUBMIT YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET

As an alternative to submitting your proxy by mail, you may submit your proxy with voting instructions by telephone or through the Internet by following the instructions set forth on the enclosed proxy card and the accompanying information sheet. If you are a shareholder of record on the Record Date, you may call 1-800-435-6710 if you are calling within the United States, Canada or Puerto Rico or visit the website listed on the enclosed proxy card and accompanying information sheet. If you reside in any other geographic location you may vote by visiting the website or by direct mail. If you hold your shares through a broker, nominee, fiduciary or other custodian, you should use the different toll-free telephone number and website address provided on the accompanying information sheet for such beneficial owners. If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number noted on the enclosed proxy card before your proxy will be accepted. In addition to the instructions that appear on the enclosed proxy card and information sheet, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet.

INFORMATION FOR PARTICIPANTS IN CERTAIN PLANS

If you participate in the Lincoln National Corporation Employees’ Savings and Profit-Sharing Plan or The Lincoln National Life Insurance Company Agents’ Savings and Profit-Sharing Plan, the enclosed proxy card, when executed and returned by you, will instruct the trustees of your plan how to vote the shares of LNC Common Stock allocated to your account. If the Corporation’s stock books contain identical account information regarding Common Stock that you own directly and Common Stock that you own through one or more of those plans, you will receive a single proxy card representing all shares owned by you. If you participate in a LNC plan and do not return a proxy card to the Corporation, the trustees of your plan will vote the shares in your account in proportion to shares held by your plan for which voting directions have been received.

If you own shares of the Corporation through an employee benefit plan other than those plans mentioned above, you should contact the administrator of your plan if you have questions regarding how to vote your shares.

QUORUM

A majority of all outstanding shares entitled to vote at the Annual Meeting constitutes a quorum (i.e., the minimum number of shares that must be present or represented by proxy at the Annual Meeting in order to transact business). Subject to the rules regarding the votes necessary to adopt the proposals discussed below, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. (“Broker non-votes” are proxies returned by brokerage firms for which no voting instructions have been received from their principals.) Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting (including any meeting resulting from an adjournment of the Annual Meeting, unless a new record date is set).

VOTES NECESSARY TO ADOPT PROPOSALS

A plurality of the votes cast is required for the election of directors (Item 1), which means that the four open director seats will be filled by the four director nominees receiving the highest number of votes. With respect to Item 2, the proposal will be approved if more shares are voted in favor of the proposal than against it, provided that at least a majority of the shares eligible to vote are actually voted on Item 2. For these purposes, abstentions, but not broker non-votes, will be counted as “votes cast” on Item 2, and abstentions will have the effect of a vote against the proposal. If any other matters are properly presented at the meeting (assuming a quorum exists with respect to such matter), a particular proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. For purposes of Item 1, abstentions, broker non-votes and instructions on a proxy card to withhold authority to vote for one or more of the director nominees will have no effect on the outcome of the relevant vote.

CERTAIN SHAREHOLDER-RELATED MATTERS

There are no shareholder proposals to be brought before the Annual Meeting. To the extent permissible, your proxy will be voted in the discretion of the proxy holders with respect to each matter properly brought before the meeting that has not been enumerated in this Proxy Statement or for which no specific direction was given on the proxy card. For information regarding inclusion of shareholder proposals in future proxy statements, see “Shareholder Proposals” on page 39. If shareholders at the Annual Meeting approve the minutes of the 2003 annual meeting of shareholders, that approval will not constitute approval of the matters referred to in those minutes.

Corporate Governance

This section is intended to list what we believe are some, but not all, of the more significant aspects of LNC’s corporate governance:

•	LNC’s Board is composed of 12 members.

•	All members of LNC’s Board, other than the CEO, are independent of management.

•	The independent directors meet in executive session (chaired by the lead director) in connection with each regularly scheduled Board meeting and at such other times as they may desire.

•	LNC’s Board has, among other committees, an Audit Committee, Compensation Committee and Nominating and Governance Committee.

•	The LNC Board has designated a lead director.

•	All members of the Audit, Compensation and Nominating and Governance committees are independent of management.

•	Independent directors are not permitted to serve on more than four boards of public companies in addition to the LNC Board, and inside directors are not permitted to serve on more than two boards of public companies in addition to the LNC Board.

•	The Board has determined that J. Patrick Barrett, the chairman of the Audit Committee, is an audit committee financial expert as defined by applicable rules of the Securities and Exchange Commission. In addition, the Board has determined that LNC has other Audit Committee members who qualify as audit committee financial experts.

•	The Audit, Compensation and Nominating and Governance committees have charters that comply with the New York Stock Exchange’s listing standards, and those charters are attached to this proxy statement as Exhibit 3 (page 52), Exhibit 4 (page 57), and Exhibit 5 (page 60), respectively.

•	LNC has Guidelines on Corporate Governance that likewise comply with the New York Stock Exchange’s listing standards, and such Guidelines are attached as Exhibit 6 (page 63).

•	LNC has a Code of Conduct that is available on its website (www.lfg.com). The Code of Conduct comprises the Corporation’s “code of ethics” for purposes of Item 406 of Regulation S-K under the Securities Exchange Act of 1934. The Company intends to disclose amendments to or waivers from a required provision of the code by including such information on its website at www.lfg.com.

•	During 2003 LNC’s directors, in the aggregate, attended approximately 93.8% of all Board and Board committee meetings that they were eligible to attend.

•	LNC’s current Institutional Shareholder Service Corporate Governance Quotient (CGQ) is at the 95th percentile vis-a-vis the insurance industry and at the 91st percentile vis-a-vis the S&P 500.

•	The positions of CEO and Chairman are currently held by the CEO.

•	LNC does not have cumulative voting for directors.

•	Committee chairs are selected for a 3-year term and have a two-term limit.

•	LNC’s Amended and Restated Incentive Compensation Plan was approved by shareholders.

•	LNC does not allow the re-pricing of stock options.

•	LNC began expensing stock options in 2003 by adopting a method that provides for the retroactive expensing of options, a more conservative method of expensing options than on a prospective basis only.

•	LNC has a mandatory retirement age for independent directors, which is age 70.

•	The Nominating and Governance Committee conducts a review of the performance of the Board and its committees each year.

•	The Nominating and Governance Committee is responsible for individual director assessments and obtains input for such assessments from all Board members other than the director being assessed. These assessments, including confidential feedback to the director, will be completed at least one year prior to a director’s anticipated nomination for a new term.

•	The Audit, Compensation and Nominating and Governance committees each conduct a self-evaluation of their respective committee’s performance each year.

•	The Board conducts an annual CEO performance evaluation.

•	LNC has a CEO succession plan including an emergency plan in the event a CEO vacancy occurs unexpectedly.

•	The Board, Audit Committee, Compensation Committee and Nominating and Governance Committee each have authority to retain legal counsel or any other consultants or experts without notification to, or prior approval of, management.

•	Directors are required by LNC’s Guidelines on Corporate Governance to submit their resignation upon changing their occupational status, and the Nominating and Governance Committee with input from the CEO makes a recommendation to the Board regarding acceptance of such resignation.

•	Directors are required to achieve share ownership of 5 times their annual retainer within 5 years of election to the Board, and all directors are in compliance with such requirements.

•	LNC will pay the reasonable expenses for each director to attend at least one continuing education program per year.

•	LNC has a director orientation program for new directors, and all directors are invited to attend orientation programs when they are offered.

•	Certain officers and employees are required to meet the following share ownership requirements within 5 years, or in the case of officers of the Delaware Investments companies, within 6 years, of becoming subject to such requirements:

Title of Officer	Multiple of Base Salary
Chief Executive Officer	5 times
President	5 times
Executive Vice President or equivalent	3 times
Senior Vice President or equivalent	2 times
Vice President or equivalent	1 time

ITEM 1 - ELECTION OF DIRECTORS

If you sign the enclosed proxy card and return it to the Corporation, your proxy will be voted for William J. Avery, Jon A. Boscia, Eric G. Johnson and Glenn F. Tilton for terms expiring in May 2007, unless you specifically indicate on the proxy card that you are withholding authority to vote for one or more of those nominees.

All nominees are current directors of the Corporation and all nominees have agreed to serve on the Board if they are elected. If any nominee is unable (or for whatever reason declines) to serve as a director at the time of the Annual Meeting, proxies may be voted for the election of a qualified substitute nominee or else the size of the Board will be reduced.

More information concerning security ownership, compensation of officers and directors, performance of the Corporation, and other important matters are set forth below under “Additional Information” starting on page 12.

NOMINEES FOR TERMS EXPIRING IN 2007

Nominee for Term Expiring in May 2007

William J. Avery Director since 2002 Age 63

PRINCIPAL OCCUPATION

Retired Executive

FIVE YEAR BUSINESS HISTORY:

Chairman of the Board and Chief Executive Officer of Crown Cork & Seal Company, Inc. (a manufacturer of packaging products for consumer goods) [April 1995 – February 2001]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      Rohm & Haas [February 1997 – present]

Nominee for Term Expiring in May 2007

Jon A. Boscia Director since 1998 Age 51

PRINCIPAL OCCUPATION :

Chairman of the Corporation [March 2001 – present]

Chief Executive Officer of the Corporation [July 1998 – present]

FIVE YEAR BUSINESS HISTORY:

•      President of the Corporation [January 1998 – March 2001]

•      President, The Lincoln National Life Insurance Company [December 1999 – present]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      Hershey Foods Corporation [August 2001 – present]

Nominee for Term Expiring in May 2007

Eric G. Johnson Director since 1998 Age 53

PRINCIPAL OCCUPATION :

President and Chief Executive Officer of Baldwin Richardson Foods Company (a manufacturer of dessert products and liquid condiments for retail and the food service industry) [December 1997 - present]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      None

Nominee for Term Expiring in May 2007

Glenn F. Tilton Director since 2002 Age 56

PRINCIPAL OCCUPATION:

Chairman, President and Chief Executive Officer of UAL Corporation and United Airlines [UAL Corporation filed a voluntary bankruptcy petition under Chapter 11 of the federal bankruptcy laws in December 2002]

FIVE YEAR BUSINESS HISTORY:

•      Vice Chairman of the Board of ChevronTexaco Corporation (a global energy corporation) [October 2001 – August 2002]

•      Chairman and CEO of Texaco Inc. (an integrated international petroleum company) [February 2001 – October 2001]

•      President of Texaco’s Global Business Unit [January 1997 - February 2001]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      UAL Corporation and United Airlines

OTHER DIRECTORS OF THE CORPORATION

The identity of, and certain biographical information relating to, the directors of the Corporation who will continue in office after the Annual Meeting are set forth below.

Continuing in Office for Term Expiring in 2006

Jenne K. Britell Director since 2001 Age 61

PRINCIPAL OCCUPATION:

Chairman and Chief Executive Officer of Structured Ventures, Inc. (advisors to private equity and venture capital firms) [February 2001 – present] and Senior Advisor to eBay and PayPal for financial services [May 2003 – present]

FIVE YEAR BUSINESS HISTORY:

•      President of GE Capital Global Commercial & Mortgage Banking (international commercial and mortgage banking) and Executive Vice President of GE Capital Global Consumer Finance (an international consumer finance company) [July 1999 – March 2000]

•      President and Chief Executive Officer of GE Capital Central and Eastern Europe (consumer and commercial businesses) [January 1998 – June 1999]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      Crown Holdings, Inc. (formerly, Crown Cork & Seal Company, Inc.) [July 2000 – present]

•      Aames Financial Corporation [July 2001 – present]

Continuing in Office for Term Expiring in 2006

M. Leanne Lachman Director since 1985 Age 61

PRINCIPAL OCCUPATION:

President, Lachman Associates LLC (independent real estate consultant and investment advisor) [October 2003 – present]

FIVE YEAR BUSINESS HISTORY:

•      Principal and Managing Director of Lend Lease Real Estate Investments (a global investment manager) [November 1999 – October 2003]

•      Managing Director of Boston Financial (a national real estate investment management firm) [January 1999 – November 1999]

•      Partner, Schroder Real Estate Associates (a national real estate investment management firm) [April 1987 – January 1999]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      Liberty Property Trust [June 1994 - present]

Continuing in Office for Term Expiring in 2006

Ron J. Ponder Director since 2000 Age 61

PRINCIPAL OCCUPATION:

Executive Vice President of Information Services and Chief Information Officer of WellPoint Health Networks Inc. (managed healthcare company) [July 2002 – present]

FIVE YEAR BUSINESS HISTORY:

•      President and Chief Executive Officer of Telecom Media Networks, A Cap Gemini Ernst & Young Company (a telecommunications/internet consulting operation) [April 1999 – May 2002]

•      President and Chief Executive Officer of Beechwood Data Systems (a full-service consulting and systems development company) [November 1997 – April 1999]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      Atlantic Health Systems [1995 - present]

Continuing in Office for Term Expiring in 2006

Jill S. Ruckelshaus Director since 1975 Age 67

PRINCIPAL OCCUPATION:

•      Retired Executive

BUSINESS HISTORY:

•      Prior to her retirement in 1997, Ms. Ruckelshaus was a consultant for William D. Ruckelshaus Associates (environmental consultants) [January 1989 – January 1997]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      Costco, Inc [January 1996 – present]

Continuing in Office for a Term Expiring in May 2005

J. Patrick Barrett Director since 1990 Age 67

PRINCIPAL OCCUPATION:

Chairman and Chief Executive Officer of CARPAT Investments (a private investment company) [1987 – present]

FIVE YEAR BUSINESS HISTORY:

•      President of Telergy, Inc. (an applications infrastructure provider serving the telecommunications and energy industries) [April 1998 – August 2001] – Telergy filed a voluntary bankruptcy petition under Chapter 11 of the federal bankruptcy laws in October 2001 and under Chapter 7 in December 2001

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      None

Continuing in Office for a Term Expiring in May 2005

Thomas D. Bell, Jr. Director since 1988 Age 54

PRINCIPAL OCCUPATION:

President and CEO of Cousins Properties, Inc. (a Real Estate Investment Trust) [January 2002 – present]

FIVE YEAR BUSINESS HISTORY:

•      Chairman and Chief Executive Officer of Young & Rubicam, Inc. (the parent company of international communications companies) [January 2000 –November 2000]

•      President and Chief Operating Officer of Young & Rubicam, Inc. [August 1999 – December 1999]

•      Chairman and Chief Executive Officer of Young & Rubicam Advertising (an advertising agency) [October 1998 – August 1999]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      Cousins Properties Inc. [June 2000 – present]

•      AGL Resources Inc. [July 2003 – present]

•      Regal Entertainment Group [March 2002 - present]

•      Credit Suisse Group [May 2002 – present]

Continuing in Office for a Term Expiring in May 2005

John G. Drosdick Director since 2000 Age 60

PRINCIPAL OCCUPATION:

Chairman, Chief Executive Officer and President of Sunoco, Inc. (a manufacturer and marketer of petroleum and petrochemical products) [May 2000 - present]

FIVE YEAR BUSINESS HISTORY:

•      President and Chief Operating Officer of Sunoco, Inc. [December 1996 –May 2000]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      United States Steel Corporation [February 2003 – present]

•      Sunoco Logistics Partners L.P. [October 2001 – present]

•      Sunoco, Inc. [December 1996 – present]

Continuing in Office for a Term Expiring in May 2005

Michael F. Mee Director since 2001 Age 61

PRINCIPAL OCCUPATION:

Retired Executive and Chief Financial Officer

FIVE YEAR BUSINESS HISTORY:

•      Executive Vice President and Chief Financial Officer of Bristol-Myers Squibb Company (a pharmaceutical and related health care products company) [March 1994 – April 2001]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•      Ferro Corporation [April 2001 – present]

ADDITIONAL INFORMATION

SECURITY OWNERSHIP

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The Corporation has two classes of equity securities: Common Stock and Preferred Stock. Table A on page 41 shows the number of shares of Common Stock and stock units (i.e., non-transferable accounting-entry “units,” the value of which is the same as the value of the corresponding number of shares of Common Stock) beneficially owned by each director, nominee for director, and “Named Executive Officer,” individually, and by all directors and executive officers as a group (in each case as of February 20, 2004). As of that date, none of the persons listed in that table owned more than 1% of the Corporation’s issued and outstanding Common Stock, nor did any of those persons own any Preferred Stock.

Whenever we refer in this Proxy Statement to the “Named Executive Officers,” we are referring to those executive officers of the Corporation that the Corporation is required to identify in the Summary Compensation Table (Table C) on page 43 and whose compensation is discussed in “Summary Annual and Long-Term Compensation” beginning on page 23. Those individuals are: Jon A. Boscia, Richard C. Vaughan, John H. Gotta, Jude T. Driscoll, and Westley V. Thompson. For more information regarding these officers and their compensation, see Table C and “Summary Annual and Long-Term Compensation” below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Table B on page 42 sets forth the names of persons known by the Corporation to own beneficially more than 5% of its Common Stock. Those stockholders are Capital Research and Management Company (8.4%) and Barclay’s Private Bank Limited (5.1%). The Corporation knows of no one who beneficially owns more than 5% of its Preferred Stock.

THE BOARD OF DIRECTORS

COMPOSITION OF THE BOARD OF DIRECTORS; COMPENSATION OF DIRECTORS

The members of the Board, their relevant term of office, and certain biographical information are set forth above under “Item 1 – Election of Directors.” Compensation of the Corporation’s directors is discussed below under “Executive Compensation.”

COMMITTEES

The Board currently has six standing committees (i.e., committees composed entirely of Board members): the Audit Committee, the Compensation Committee, the Development Committee, the Nominating and Governance Committee, the Securities Committee and the Pricing Committee. A brief description of each committee is set forth below.

Audit Committee

The Board has determined that all members of the Audit Committee meet the standards for independence contained in the NYSE listing agreement. The members of the Audit Committee are:

William J. Avery

J. Patrick Barrett (Chair)

Jenne K. Britell

Michael F. Mee

Glenn F. Tilton

The principal functions of the Audit Committee are to:

•	assist the Board in its oversight of the integrity of the Corporation’s financial statements

•	assist the Board in its oversight of the Corporation’s compliance with legal and regulatory requirements

•	assist the Board in its oversight of the independent auditors’ qualifications and independence

•	assist the Board in its oversight of the performance of the Corporation’s chief internal auditor and the Corporation’s independent auditors

•	select, evaluate and replace the independent auditors, and approve all engagements of the independent auditors

•	consult with the independent auditors regarding the independence of the independent auditors

•	review significant financial reporting issues and practices of the Corporation

•	inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks

•	establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters

•	prepare any report of the Audit Committee required to be included in the Corporation’s annual proxy statement

More information concerning the Audit Committee, including an Audit Committee Report, is set forth below under “Audit Committee Matters” beginning on page 35.

Compensation Committee

The Board has determined that all members of the Compensation Committee meet the standards for independence contained in the NYSE listing agreement. The members of the Compensation Committee are:

Thomas D. Bell, Jr. (Chair)

John G. Drosdick

M. Leanne Lachman

Michael F. Mee

Glenn F. Tilton

Each of the foregoing individuals is a Non-Employee Director (i.e., not an officer or employee of the Corporation). The principal functions of the Compensation Committee are to:

•	establish, in consultation with senior management, the Corporation’s general compensation philosophy

•	review and confer on the selection and development of officers and key personnel

•	select and recommend to the Board for approval candidates for chairman of the board and chief executive officer

•	review and approve all elements of remuneration for the executive officers

•	make recommendations to the Board regarding incentive compensation and equity-based plans

•	approve the payment of bonuses (both discretionary and contractual) for executive officers and key personnel

•	approve employment contracts and agreements for executive officers and key personnel

•	recommend to the Board the establishment of employee and officer retirement, group insurance and other benefit plans

•	approve certain modifications to employee benefit plans if the present value of all such modifications over the five calendar years after their effectiveness is not, according to actuarial estimates, greater than $20 million

•	administer benefit plans of the Corporation that are designed to comply with the provisions of Rule 16b-3(d) under the Securities Exchange Act of 1934, as amended

•	prepare an annual report on executive compensation for inclusion in the Corporation’s proxy statement

•	perform such other related functions as are necessary or desirable

A copy of the Compensation Committee Charter is attached as Exhibit 4 beginning on page 57.

Development Committee

The members of the Development Committee are:

Eric G. Johnson (Chair)

Jon A. Boscia

John G. Drosdick

M. Leanne Lachman

Jill S. Ruckelshaus

The Development Committee generally may authorize the following transactions and expenditures having a value greater than $10 million but not more than $20 million:

•	acquisitions or divestitures of assets, blocks of business (excluding indemnity and financial reinsurance), and equity interests in corporations, partnerships and other legal entities

•	mergers, strategic investments and joint ventures

•	capital commitments or expenditures for leases and asset purchases

•	purchases by the Corporation or its affiliates of securities issued by the Corporation or any of its affiliates

•	issuance of securities by the Corporation or any of its affiliates, except for securities from the Corporation’s shelf registration, which are authorized by the Securities Committee

•	acquisitions or dispositions of information systems development projects

•	other transactions referred to the Development Committee by the Executive Steering Committee or chief executive officer

The Development Committee also may authorize capital transactions between affiliates (excluding dividends) having a value greater than $100 million but not more than $200 million.

Nominating and Governance Committee

The Board has determined that all members of the Nominating and Governance Committee meet the standards for independence contained in the NYSE listing agreement. The members of the Nominating and Governance Committee are:

Ron J. Ponder (Chair)

William J. Avery

Jenne K. Britell

Jill S. Ruckelshaus

The principal functions of the Nominating and Governance Committee are to:

•	identify individuals qualified to become Board members

•	recommend to the Board nominees for director and for Board committees

•	take a leadership position regarding corporate governance

•	develop and recommend to the Board standards for determining the independence of directors

•	recommend to the Board an overall compensation program for directors

•	establish the retirement policy and benefit plans for directors

•	make recommendations to the Board regarding the size of the Board and the size, structure and function of Board committees

•	make recommendations to the Board regarding Board committee appointments

•	develop and recommend to the Board a set of corporate governance principles (a copy of the current Guidelines on Corporate Governance is attached as Exhibit 6 beginning on page 63)

•	evaluate competencies appropriate for the Board and identify missing or under-represented competencies

•	assist in the evaluation of the Board and the evaluation of individual directors

•	recommend to the Board such additional actions related to corporate governance as the Committee deems advisable

Although the Nominating and Governance Committee does not solicit shareholder recommendations regarding director nominees to be proposed by the Board, it will consider such recommendations if they are made. See “Director Nomination Process” on page 38. Recommendations regarding director nominees to be proposed by the Board, along with relevant qualifications and biographical material, should be sent to the Secretary of the Corporation.

Director nominees to be proposed by a shareholder at a shareholders’ meeting must comply with the provisions of the Corporation’s Bylaws (see “Shareholder Proposals” on page 39 and Exhibits 1 and 2 on pages 50 and 51, respectively).

A copy of the Nominating and Governance Committee Charter is attached as Exhibit 5 beginning on page 60.

Securities Committee

The members of Securities Committee are:

M. Leanne Lachman (Chair)

J. Patrick Barrett

Jon A. Boscia

Eric G. Johnson

The principal functions of the Securities Committee are to:

•	exercise all the authority of the Board with respect to the issuance and sale of the securities that may from time to time be offered from the Corporation’s shelf registration statement on file with the Securities and Exchange Commission (the “Shelf Registration Statement”)

•	make all determinations with respect to the terms, conditions and provisions of any securities sold pursuant to the Shelf Registration Statement, provided:

•	such determinations are not inconsistent in any material respect with the general description of such securities in the registration statement, and

•	any sales of Common Stock pursuant to the Shelf Registration Statement are at a price of not less than $20 per share nor more than $125 per share (subject to adjustments as a result of stock splits, stock dividends, recapitalizations or similar transactions with respect to the Common Stock).

The functions of the Securities Committee and the Pricing Committee overlap to a large extent. The Securities Committee must approve each offering of securities from the Shelf Registration Statement and to the extent the Securities Committee exercises authority or makes determinations pursuant to its authority, the Pricing Committee must act consistent with the Securities Committee’s actions. The Securities Committee may establish limits or parameters within which the Pricing Committee must act with respect to any offering. The Pricing Committee will exercise authority and make determinations within limits or parameters, if any, set by the Securities Committee. Because the Pricing Committee consists of only one member, it normally will be able to move quickly to take advantage of changing market conditions.

Pricing Committee

The Pricing Committee consists of a single member, Jon A. Boscia.

Within limits now or hereafter specified by the Board and the Securities Committee, the principal functions of the Pricing Committee are to:

•

determine the pricing of the securities offered from the Shelf Registration Statement (including the interest rate, dividend rate, distribution rate or contract adjustment payments, as applicable, the conversion ratio or settlement rate, as applicable, the price at which such securities will be sold to the underwriters, the underwriting discounts, commissions and reallowances relating thereto and the price at which such securities will be sold to the public), and

•	approve the final form of underwriting agreement, security and other transaction documents relating to the offering and sale of the securities under the Shelf Registration Statement; provided that:

•	such determinations are not inconsistent in any material respect with the general description of such securities in the Shelf Registration Statement, and

•	any sales of Common Stock pursuant to the Shelf Registration Statement are at a price of not less than $20 per share nor more than $125 per share (subject to adjustments as a result of stock splits, stock dividends, recapitalizations or similar transactions with respect to the Common Stock).

ATTENDANCE AT MEETINGS

During 2003, the Board held 6 regularly scheduled meetings. In addition, the Audit Committee met 10 times; the Nominating and Governance Committee met 5 times; the Compensation Committee met 6 times; the Development Committee met 5 times and the Securities Committee met 1 time. The Pricing Committee normally takes action by the unanimous written consent of the sole member of that Committee and one such action was taken in 2003. All directors except Glenn F. Tilton and Ron J. Ponder attended 75% or more of the aggregate meetings of the Board and Board committees that he or she was eligible to attend. Messrs. Tilton and Ponder each attended 73% of the aggregate meetings of the Board and Board committees that each was eligible to attend. The Corporation believes attendance at meetings is only one criterion for judging the contribution of individual directors, and all directors have made substantial and valuable contributions to the management of the Corporation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following persons served as members of the Corporation’s Compensation Committee during the 2003 fiscal year: Thomas D. Bell, Jr., John G. Drosdick, M. Leanne Lachman, Michael F. Mee and Glenn F. Tilton. No member of the Compensation Committee had an “interlock” reportable under Section 402(j) of Regulation S-K under the Securities Exchange Act of 1934, and no member was an employee, officer or former officer of the Corporation or its subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Corporation’s executive officers and directors, and persons who own more than 10% of a registered class of the Corporation’s equity securities (the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the NYSE. Reporting Persons are required by the Exchange Act to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Corporation pursuant to Rule 16a-3(e) under the Exchange Act during its most recent fiscal year and Forms 5 and amendments thereto furnished to the registrant with respect to its most recent fiscal year, and any written representations from the Reporting Persons, the Corporation believes that with respect to the fiscal year ended December 31, 2003, all the Reporting Persons complied with all applicable filing requirements, except that George Davis, Senior Vice President of the Corporation, Barbara Kowalczyk, Senior Vice President of the Corporation, Westley Thompson, President and CEO of the Corporation’s subsidiary, Lincoln Financial Distributors, and Casey Trumble, Senior Vice President of the Corporation, each filed a single late report in 2003.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

Responsibilities and Composition of the Compensation Committee

The Corporation’s executive compensation programs are administered by the Compensation Committee (the “Committee”), a committee of the Board of Directors consisting exclusively of Non-Employee Directors. The Committee approves all compensation plans and awards for the Corporation’s executive officers. No Committee member has an interlocking or other relationship that would call into question his or her independence as a Committee member, nor has any Committee member ever served as an officer of the Corporation.

Compensation Philosophy

Compensation of the Corporation’s executive officers is set at levels intended to:

•	Attract and retain the most talented individuals in the financial services industry; and

•	Make total compensation competitive with selected companies within the Corporation’s market.

To achieve the latter goal, the Committee strives to ensure that total direct compensation will be below average for average or below-average financial performance but will be above average for above-average performance. The market to which the Committee compares compensation of the Corporation’s executive officers includes selected companies in the financial services industry.

General industry comparisons are made for positions not requiring unique knowledge of the financial services industry.

The forms of compensation provided and the mix of those forms are designed to:

•	Maximize the creation of long-term shareholder value. To accomplish this objective, the Committee develops executive compensation policies that are consistent with and linked to the Corporation’s strategic business objectives.

•	Provide a direct link between executive compensation and the Corporation’s financial performance, appropriately balancing the rewards for short-term and long-term performance. Immediate linkage currently takes the form of annual incentive awards that are conditioned on the Corporation’s financial performance and other corporate and business unit measures which are described in the discussion of Incentive Compensation on page 19 below.

•	Focus management on the long-term interests of the Corporation and its shareholders. This objective is accomplished by establishing three-year performance cycles. Performance measures for the long-term performance cycle ending in 2003 were linked to total shareholder return, growth in income from operations[1] per diluted share and return on equity during the performance cycles, as compared to a designated group of peer companies. Performance measures for the three-year long-term performance cycle beginning in 2004 are described in the discussion of Incentive Compensation on page 19 below. Currently, compensation under the long-term performance cycles may be in the form of cash, stock units, or stock options. The Committee seeks to ensure that short-term gains do not come at the expense of long-term performance. It is the objective of the Committee that the executive officers have at least 50% of their compensation at risk based on long-term performance.

[1]	Income from operations represents after-tax results excluding, as applicable, realized gains or losses on investments and derivatives, cumulative effect of accounting changes, restructuring charges, reserve changes on business sold through reinsurance, gain on sale of subsidiaries and certain other items. Income from operations is an internal measure used by the company in the management of its operations. Management believes that this performance measure explains the results of the Corporation’s ongoing operations in a manner that allows for a better understanding of the underlying trends in the Corporation’s current business.

•	Align the continuing financial interests of executive officers with those of shareholders. To achieve this goal, the Corporation requires officers to meet specific share ownership requirements based upon a multiple of their base salary, as set forth below:

Title of Officer	Multiple of Base Salary
Chief Executive Officer	5 times
President	5 times
Executive Vice President or equivalent	3 times
Senior Vice President or equivalent	2 times
Vice President or equivalent	1 time

Stock options, even if vested and in-the-money, are not counted in determining whether the share ownership requirements are satisfied. Newly appointed officers have five years, or in the case of officers of the Delaware Investment companies (“Delaware”), six years, to achieve the applicable multiple. All Named Executive Officers who currently are officers of the Corporation are on schedule to meet or have met or exceeded their share ownership requirements. In addition, all officers below Vice President are encouraged to own one time their base salary in the Corporation’s Common Stock. The share ownership requirements do not apply to certain Delaware officers participating in a subsidiary level equity plan.

Compensation Methodology

Each year the Committee reviews market data and assesses the Corporation’s competitive position in each component of executive compensation, including base salary and incentive compensation. The primary market comparison used by the Committee is a broad-based survey of companies in the financial services industry, conducted by Towers Perrin, a well-known and respected compensation consulting firm. Target compensation is based on the average of actual compensation, adjusted to reflect differences in size among these companies. Towers Perrin is retained by and accountable to the Committee.

The principal survey used by the Committee was selected primarily because the companies covered by it operate in businesses similar to the Corporation’s and compete for executives with experience and skills similar to those the Corporation requires. The Committee also considered the technical competence of the survey firm. The Committee also consults several additional broad-based surveys for purposes of verifying the findings of the primary survey and for a broader analysis of trends in executive compensation, including those impacting positions in the Corporation not requiring unique knowledge of the financial services industry. Compensation decisions regarding individual executives are also based on factors such as individual performance, level of responsibility and unique skills.

Compensation Components and Process

The primary components of executive compensation used by the Committee are:

•	Base Pay

•	Incentive Compensation

•	Benefits

These components are discussed below.

Base Pay

The Chief Executive Officer provides compensation recommendations for each executive officer (except the Chief Executive Officer) to the Committee. Annual base salary is designed to compensate executives for their sustained performance. Salary is based on: (1) market compensation data; (2) individual performance; and (3) increase guidelines approved by the Committee. The Committee approves in advance all salary increases for executive officers. In general, salaries for executive officers for 2003 were set to be at or below the median of the compensation peer group.

Incentive Compensation

Incentive awards comprise the largest portion of total compensation for executive officers. Currently, incentive awards are made to the Corporation’s executive officers under the Amended and Restated Lincoln National Corporation Incentive Compensation Plan (the “ICP”), which was approved by the Corporation’s shareholders on May 15, 1997 and re-approved by shareholders on May 10, 2001. The ICP provides the Committee with the authority to grant annual incentive awards, which represent a conditional right to receive cash, shares or other awards upon achievement of pre-established performance goals during the specified one-year period. Long-term performance awards under the ICP are based upon multiple-year performance cycles established by the Committee. In the case of both annual and long-term incentive awards, the Committee retains discretion, even if the relevant Corporate Performance threshold is achieved, to reduce any award at the end of the relevant one-year period or multiple-year performance cycle below the maximum amount payable, and such awards also may be subject to additional criteria (e.g., continued service requirements).

Prior to the effective date of the ICP, awards were made under the Lincoln National Corporation 1986 Stock Option Incentive Plan (“Stock Option Plan”). Although this plan has been terminated, awards granted prior to the termination of the plan remain outstanding in accordance with their terms.

Under the ICP, the primary forms of incentives utilized for key executives include stock options, restricted stock or restricted stock units, and cash awards. The Committee also has the flexibility to grant other equity-based awards under the ICP. In any given year, an executive may receive a combination of all or some of these incentives, depending on circumstances such as individual and corporate performance, and the awards may provide for vesting based on continued service and/or the achievement of performance goals. For 2003, approximately eighty-four percent (84%) of the value of the Named Executive Officers’ total compensation was variable (i.e., was tied to the performance of the Corporation and/or its Common Stock).

ANNUAL INCENTIVE COMPENSATION

Payouts under the 2003 ICP annual incentive awards were determined by the Committee in March 2004 and are reflected in Table C, Summary Compensation Table on page 43.

The 2004 ICP annual incentive awards were designated by the Committee in November 2003. These awards are in the form of conditional rights to receive cash or stock on the achievement of pre-established performance goals during 2004. Generally, 2004 performance goals for the Corporation’s senior management are based (with a weighting of 90%) on the Corporation’s growth in income from operations (as defined on page 17) per diluted share, return on equity (both of which are absolute measures) and sales growth relative to an index of peers and to a lesser extent (a weighting of 10%) on human resources measures (specifically, success in attracting and retaining a diverse and talented employee group, in management development and succession planning). For some executives, including some of the Named Executive Officers, these performance measures are supplemented with additional measures appropriate to their particular business units, with a resulting change in weighting. For the Corporation’s Named Executive Officers and certain other members of senior management, annual incentive awards can in no event exceed the lesser of specified dollar amounts or limits keyed to the Corporation’s income from operations (as defined on page 17).

LONG-TERM INCENTIVE COMPENSATION

Performance achievement under the three-year (1998-2000) ICP long-term performance cycle, applicable to the restricted shares previously granted to the Corporation’s executive officers, was determined by the Committee in March 2001. These restricted shares vested in January 2004 for executives satisfying the “continued service” requirements that lapsed after three years.

Payouts under the three-year (2001-2003) ICP performance cycle were determined by the Committee in March 2004 and are reflected in Table C, Summary Compensation Table on page 43.

Awards under a three-year (2002-2004) ICP long-term performance cycle were designated by the Committee in March 2002. These awards are in the form of conditional rights to receive cash or stock upon the achievement of pre-established performance goals during the performance cycle periods (based upon the Corporation’s total shareholder return, growth in income from operations (as defined on page 17) per diluted share and return on equity during the cycle, as compared to a designated group of peer companies).

Awards under a three-year (2003-2005) ICP long-term performance cycle were designated by the Committee in March 2003, and are reflected in Table D, Long Term Incentive Plans – Awards in the Last Fiscal Year on page 45. These Awards are substantially similar to those made with respect to the previous long-term performance cycles. With respect to the Awards under the (2003-2005) ICP long-term performance cycle, however, eligible executives were provided with an election to receive cash, performance share units (which represent the right to receive payment in the form of stock if the performance goals are satisfied), stock options or a combination thereof upon the satisfaction of the performance goals. A target value for each executive was established, and the number of stock options or performance share units, respectively, that an executive could elect to receive was based on the Black-Scholes value of the stock options or the market value of the Corporation’s shares as of the date the Awards were designated. If the Corporation achieves the “target” level of financial performance established for the (2003-2005) ICP long-term performance cycle awards, an executive electing payment solely in stock options receives stock options having a Black-Scholes value equal to 100% of the target amount, while an executive electing payment solely in performance share units receives units payable in stock having a value equal to 80% of the target amount and an executive electing payment solely in cash receives cash equal to 67% of the target amount. Various combinations of stock options, performance share units and cash were permitted to be elected, with the value of each combined award relative to the “target” amount being adjusted according to the relative percentage of the forms of payment comprising the award.

Performance measures for long-term performance cycles beginning in 2001 and running through 2005 are total shareholder return, growth in income from operations (as defined on page 17) per diluted share and return on equity. These long-term performance cycles are designed to reward management for consistently high financial performance relative to peers. Peer companies used for these relative performance measures were selected with a view toward picking companies that represent the strongest performers in the markets in which the Corporation competes. Consistent with this philosophy, appropriate changes in the peer group for the Corporation’s long-term performance cycles have been be necessary to reflect current competitive conditions. Based upon current conditions, the Corporation anticipates that peer company comparisons for these long-term incentive programs will continue to include: AmerUs Group Co., Hartford Financial Services Group, Inc., Jefferson Pilot Corporation, MetLife, Inc., Manulife Financial Corporation, Nationwide Financial Services, Inc., Principal Financial Group, Inc., Prudential Financial, Inc. and Sun Life Financial Services CDA, Inc. Payouts under these long-term performance cycles are based on relative performance compared to the performance of the peer companies and do not require increases in the respective measures or a positive result.

Awards under a three-year (2004-2006) ICP long-term performance cycle were designated by the Committee in March 2004. As with the (2003-2005) ICP long-term performance cycle, eligible executives were provided an election to receive cash, performance share units or a combination thereof upon satisfaction of the performance goals. The performance goals are based on growth in income from operations (as defined on page 17) per diluted share (with a weighting of 40%), return on equity (with a weighting of 40%) and total shareholder return (with a weighting of 20%). Growth in income from operations (as defined on page 17) and return on equity are absolute measures. Return on equity is weighted 20% in the initial year, 30% in the middle year and 50% in the final year. Total shareholder return is a comparison to the S&P 500. The performance measures for the (2004-2006) ICP long-term performance cycle were changed in part because of industry consolidation, which has reduced the size of the peer group used in previous long-term performance cycles. As with the (2003-2005) ICP long-term performance cycle, a target value for each executive was established, and the number of stock options or performance share units, respectively, that an executive could elect to receive was based on the Black-Scholes value of the stock options or the market value of the Corporation’s shares as of the date the Awards were designated. If the Corporation achieves the “target” level of financial performance established for the (2004-2006) ICP long-term performance cycle awards, an executive electing payment solely in stock options receives options having a Black-Scholes value equal to 100% of the target amount and an executive electing payment solely in performance share units receives units equal to 100% of the target amount. Executives electing payment solely in cash will receive cash in the amount of 100% of the first third of the target amount and 67% of the remainder. As with the (2003-2005) ICP long-term performance cycle, various combinations of stock options, performance shares and cash were permitted to be elected. The Awards actually made for the (2004-2006) ICP long-term performance cycle will be reported in the 2005 proxy.

Stock Options: Stock option grants provide the opportunity to purchase shares of the Corporation’s Common Stock at Fair Market Value (the average of the high and low trading prices on the day preceding the date of the grant). The objective of these grants is to increase the executive officers’ equity interest in the Corporation and to allow them to share in the appreciation of the Corporation’s Common Stock. Stock options have value for the executive officers only if the stock price appreciates in value from the date the options are granted. Before 2003, the Committee granted stock options each year to executive officers, and these options typically became exercisable in four equal annual installments beginning on the first anniversary of the grant and have a ten-year term. For 2003 and later years, stock options will, as described above, be included as a distribution choice for the revised long term incentive cycles, and those options will only become exercisable if the performance goals established by the Committee are satisfied. Option grants are for shares of Common Stock authorized under shareholder-approved plans. Executives are encouraged to hold shares received upon the exercise of the options, linking their interests to those of shareholders.

In granting stock options to executive officers prior to 2003, including the Named Executive Officers, the Committee took into account the executive’s level of responsibility, individual contribution and appropriate total compensation relative to the market. In addition, the Committee took into account the Chief Executive Officer’s award recommendation for the Named Executive Officers. The Committee considers the amounts and terms of option grants as an important component in designing a competitive total compensation package.

Restricted Stock: Awards of shares of restricted stock typically are restricted from sale or trade for three years after the grant, or in the case of those granted under the three-year (1998-2000) ICP Performance Cycle, for three years after the end of the performance cycle, except in certain situations relating to retirement (with Committee consent), death, disability, termination without cause, or change of control of the Corporation. Executives may vote the shares during the period that the shares are issued but restricted and are generally paid dividends on the shares or compensated for dividends that would have been paid if the shares had not been restricted. In addition to lapse of time, the Committee may impose additional restrictions on the vesting of restricted stock awards. The number of restricted shares held by the Named Executive Officers are reflected in Table A, Security Ownership of Directors, Nominees and Executive Officers on page 41.

Stock Units: Stock units are a form of deferred compensation, the value of which mirrors the value of a corresponding number of shares of Common Stock. Stock units may be awarded as “restricted” stock units, similar to restricted stock awards. The “restrictions” on restricted stock units typically lapse three years from the date of grant. Stock units and restricted stock units have no voting rights and dividend equivalents are converted to additional stock units. As with restricted stock awards, the Committee may impose restrictions in addition to, or in lieu of, lapse of time on the vesting of restricted stock units. Stock units with only performance-based vesting are known as performance share units and were described above in the discussion of the 2003-2005 ICP long-term performance cycle.

Other Awards: The Committee also has the flexibility to grant other awards under the ICP, including bonus stock, stock appreciation rights (or “SARs”), convertible securities and cash awards.

Benefits

Benefits offered to key executives are largely those that are offered to the general employee population (with some variation, largely to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits). In general, these benefits provide a safety net for protection against the financial catastrophes that can result from illness, disability or death. To compensate for tax code limitations on compensation that can be deferred under the Corporation’s tax-qualified Employees’ Savings and Profit-Sharing Plan (the “401(k) Plan”), eligible executives are permitted to defer additional amounts of salary and incentive compensation under the Corporation’s Executive Deferred Compensation Plan for Employees (the “Deferred Compensation Plan”). Amounts so deferred are credited to bookkeeping accounts representing unsecured promises of the Corporation to pay these amounts, as subsequently credited with earnings or losses mirroring the future performance of certain investment options available under the 401(k) Plan. Executives who have made the maximum permitted pre-tax contributions to the 401(k) Plan and who also defer specified additional amounts of current compensation under the Deferred Compensation Plan become entitled to an additional matching credit under the Deferred Compensation Plan. This matching credit parallels the matching contribution made by the Corporation for all eligible employees under the 401(k) Plan and is credited with earnings or losses and “phantom” dividends as if the credited amount were invested in Common Stock of the Corporation to the same extent that the Corporation’s actual matching contributions made to the 401(k) Plan are invested in such Common Stock. Actual shares of the Corporation’s Common Stock will be issued in settlement when the Executives are actually paid. Before settlement no voting rights or other rights of any kind associated with ownership of the Corporation’s Common Stock inure to the Executives.

2003 Compensation for the Chief Executive Officer

The total salary for the Corporation’s Chief Executive Officer, Jon A. Boscia, for 2003 was $850,000. In March of 2004, Mr. Boscia received an ICP annual incentive award of $4,247,571 and an award of $1,954,287 with respect to the three-year (2001-2003) ICP long-term performance cycle. In making decisions with respect to 2003 compensation for Mr. Boscia and his March 2004 ICP awards, the Committee reviewed the Corporation’s financial results and peer company comparisons. Financial results for 2003 were excellent. Income from operations (as defined on page 17) per diluted share was up 40% from 2002. Domestic net flows reached a record. Other records achieved in 2003 included: retail deposits, life insurance account values, life insurance in force, life insurance net flows, retail, universal and total life insurance sales and investment management net flows. Performance was strong across all business lines. The Corporation’s stock price was up 27.8% for the year. With dividends paid, the total return to the Corporation’s shareholders for 2003 was 32.8%. Mr. Boscia’s ICP annual incentive award increased from $1,934,855 in 2003 to $4,247,571 in 2004 reflecting this dramatic performance improvement. Also, because of the improvement in performance in 2003, the ICP performance for the (2001-2003) ICP long-term performance cycle was better than the (2001-2002) ICP long-term incentive cycle. As a result, Mr. Boscia’s ICP long-term performance cycle award increased from $1,150,659 in 2003 to $1,954,287 in 2004. The Committee noted the gain in market share achieved in key product areas, as well as the improved premiums, deposits, net flows, and expense levels. The Committee also reviewed key strategic actions and restructuring taken to strengthen the Corporation for the future, noting the excellent progress continuing to be made in talent development, brand awareness, distribution expansion, product development and expense management.

Impact of Tax Deduction Limitations on Executive Compensation

The Committee is responsible for addressing tax deduction limitations that make certain “non-performance-based” compensation non-deductible to the Corporation (i.e., “non-performance-based” compensation to certain executives of the Corporation in excess of $1,000,000 per year). To qualify as “performance-based” compensation, payments must be based on achieving objective performance goals established under a plan that is administered by a committee of “outside directors.” In addition, the material terms of the plan must be disclosed to and approved by shareholders and the Committee must certify that the performance goals were achieved before payments may be made.

The Committee has taken several steps to minimize the effect of these tax deduction limits on the Corporation’s deduction for compensation to be paid to the Named Executive Officers listed on the Summary Compensation Table. The Stock Option Plan was amended to place maximums on the number of stock options awarded to any officer and the ICP was approved by shareholders in 1997 and re-approved by shareholders in 2001. Stock options awarded under the Stock Option Plan and amounts awarded pursuant to the ICP have generally been designed as performance-based compensation not subject to the $1,000,000 limit. Currently, the maximum annual incentive awards for the Named Executive Officers are limited to specified percentages of the Corporation’s income from operations (as defined on page 17) and the maximum long-term performance cycle awards are limited to the greater of, 1) specified percentages of the Corporation’s income from operations (as defined on page 17), or 2) amounts determined by comparing the Corporation’s total shareholder return to the S&P 500. Income from operations (as defined on page 17) is determined by the elimination of specified items from the Corporation’s net income for the applicable period. The maximum long-term performance awards in previous cycles are limited to specified percentages of the Corporation’s income from operations (as defined on page 17).

Although the plans referenced above satisfy the requirements for payments to be deductible, the Committee may make payments of compensation to executives that are not deductible in order to recognize exceptional service or to correct below market compensation. Should compliance with the $1,000,000 limit conflict with the Committee’s compensation philosophy, the Committee will act in the manner it perceives to be in the best interests of shareholders. The Committee continues to monitor the level of compensation paid to executive officers in order to take any steps which may be appropriate to comply with applicable tax deduction limitations relating to executive compensation.

Conclusion

Executive compensation is designed to be linked to, and commensurate with, the Corporation’s performance. The Committee believes that the Corporation’s performance validates the success of its compensation philosophy and that its executive compensation policies and programs serve the best interests of the Corporation and its shareholders.2

Thomas D. Bell, Jr., Chair

John G. Drosdick

M. Leanne Lachman

Michael F. Mee

Glenn F. Tilton

SUMMARY ANNUAL AND LONG-TERM COMPENSATION

The Corporation’s compensation program for executive officers for the fiscal year ended December 31, 2003 consisted primarily of salaries, bonuses, and other compensation. Table C on page 43 includes information concerning the annual compensation for services in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 2003, 2002, and 2001 of the Corporation’s Named Executive Officers. Under SEC rules, the “Named Executive Officers” include:

•	each person who acted as the Corporation’s chief executive officer at any time during 2003,

•	the four other most highly compensated executive officers employed by the Corporation (or its subsidiaries) on December 31, 2003, and

•	up to two additional executive officers who would have been required to be listed in the Summary Compensation Table had they been employed by the Corporation (or its subsidiaries) on

[2]	Pursuant to item 402(a)(9) of Regulation S-K under the Securities Exchange Act of 1934 promulgated by the Securities and Exchange Commission (“SEC”), the “Compensation Committee Report” shall not be deemed to be filed with the SEC for purposes of the Securities Exchange Act of 1934 nor shall such report or such material be deemed to be incorporated by reference in any past or future filing by the Corporation under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended.

December 31, 2003.

LONG-TERM INCENTIVE PLAN AWARDS

Set forth in Table D on page 45 is information regarding long-term incentive plan awards made in 2003. These awards were made under the ICP.

STOCK OPTION PLANS

Set forth in Table E on page 46 is information on grants of stock options pursuant to the ICP during fiscal year 2003 to the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during fiscal 2003.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

Table F on page 47 includes information with respect to option exercises in fiscal year 2003 and unexercised options to purchase the Corporation’s Common Stock granted to the Named Executive Officers through fiscal year 2003 under the ICP and in prior years under the Stock Option Plan.

RETIREMENT PLANS

Effective January 2003, the Corporation changed its pension plan by replacing the existing final pay plan with an account based plan. In connection with the change certain transition rules apply. Through December 31, 2011, employees who participated in the pension plan before January 2002 will accrue benefits based on the greater of the formula in effect at that time or the new cash balance formula. Those employees still with the Corporation on January 1, 2012 will have their benefit calculated under the formula in effect before January 2002 and, if that benefit is greater than the cash balance formula, the difference will be added to their cash balance account. A discussion of the new account based plan, as well as the estimated annual retirement benefits that may be payable on a straight life annuity basis to participants under the transition rules are set forth in Table G on page 48.

SUPPLEMENTAL RETIREMENT ARRANGEMENTS

Certain officers of the Corporation and its subsidiaries, including all the Named Executive Officers, (“Participating Executives”) have entered into salary continuation agreements under the terms of the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (“Salary Continuation Plan”). Participation of a Participating Executive in the Salary Continuation Plan and accrual of benefits continues until the earlier of the date that the Chief Executive Officer of the Corporation determines the Participating Executive to be no longer eligible to participate or the date on which the Participating Executive terminates employment. Under the Salary Continuation Plan, the amount each Participating Executive is entitled to receive upon retirement is 2% of his or her final monthly compensation multiplied by the number of years the individual’s salary continuation agreement with the Corporation has been in effect (up to a maximum of 10% of final monthly salary), so long as the Participating Executive agrees to an exclusive consulting arrangement with the Corporation until the earlier of the waiver of such arrangement or attainment of age 65. This amount will be paid in the form of a 120-month certain and life annuity. Actuarially reduced benefits will be paid upon retirement of a Participating Executive at or after age 55, but prior to age 65. In the event of death prior to retirement, a designated beneficiary of a Participating Executive who was participating in the Salary Continuation Plan on December 31, 1991, will receive annual payments each equal to 25% of the Participating Executive’s final annual salary until the later of the date on which the Participating Executive would have attained age 65 or the date on which a minimum of ten payments have been made. For a Participating Executive whose participation in the Salary Continuation Plan commenced after December 31, 1991, and whose beneficiary is entitled to a survivor benefit under the Corporation’s Employee’s Retirement Plan, a monthly survivor benefit, equal to the benefit that would have been payable under the Salary Continuation Plan to the Participating Executive, based upon his or her status immediately prior to death as either a continuing or former employee, determined as of the later of the Participating Executive’s date of death or 55th birthday, will be payable to the beneficiary for a period of 120 months. Neither a Participating

Executive nor his or her beneficiary will be entitled to any benefits under the Salary Continuation Plan if the Participating Executive voluntarily terminates his or her employment prior to attaining age 55; except that in the event of a change in control of the Corporation, as defined in the Severance Plan (discussed below), and a subsequent voluntary or involuntary termination of the Participating Executive’s employment within two years of the change in control, he or she will be treated as continuing employment with the Corporation and its affiliates until age 65 at which time benefits will begin. The Salary Continuation Plan caps compensation used to determine benefits at the greater of $200,000 or the annual base compensation in effect on December 31, 1991 for executives participating on that date.

Benefits under other supplemental plans established by the Corporation to provide pension benefits exceeding those that can be provided from tax-qualified plans, because of Internal Revenue Code limits, are included in the benefits described in Table G, Pension Plan Table for 2004 Proxy, on page 48.

CHANGE-IN-CONTROL ARRANGEMENTS

Recognizing that an unforeseen change of control is unsettling to the Corporation’s key executives, the Board adopted the Lincoln National Corporation Executives’ Severance Benefit Plan (the “Severance Plan”). The objectives of the Severance Plan are to:

•	attract certain qualified executives and encourage their continued employment in the face of an actual or threatened change of control

•	enable such executives to help the Board assess any proposed change of control of the Corporation and advise the Board regarding whether such proposal is in the best interests of the Corporation, its shareholders, and the policyholders and customers of its affiliates without being unduly influenced by the uncertainty of continued employment

•	demonstrate to those executives the Corporation’s desire to treat them fairly

Executives eligible for participation in the Severance Plan (“Eligible Executives”) are the members of the Corporation’s Senior Management Committee and other employees as determined by the Compensation Committee. All Named Executive Officers were Eligible Executives during 2003. Pursuant to the Severance Plan, the Corporation may enter into agreements (which are not employment agreements) with Eligible Executives to provide severance benefits in the event that, in anticipation of or within three years after a change of control of the Corporation has occurred (i) the Corporation or a successor entity terminates their employment for any reason other than cause, death or disability, or (ii) the Eligible Executive terminates employment for good reason, such as a change in the Eligible Executive’s responsibilities, a reduction in salary or benefits, or relocation. Any termination of employment by the Chief Executive Officer during such three-year period is deemed to be for good reason under the Severance Plan.

The benefit to which an Eligible Executive would be entitled under the terms of the Severance Plan is: (1) for the Chief Executive Officer, an amount equal to three (3) times the Chief Executive Officer’s highest annual base salary during the twelve (12) month period immediately preceding the date of termination of employment, plus three (3) times the target bonus for which the Chief Executive Officer was eligible during the calendar year in which the Chief Executive Officer’s employment terminated and (2) for all other Eligible Executives, an amount equal to two (2) times the highest annual base salary during the twelve (12) month period immediately preceding the executive’s termination of employment, plus two (2) times the target bonus for which the executive was eligible during the calendar year in which the executive’s employment terminated. In addition, an Eligible Executive would be entitled to benefits such as:

•	reimbursement of COBRA premiums paid for the continuation of coverage under the Corporation’s benefit plans;

•	additional credited service for retiree medical and dental coverage;

•	immediate and 100% vesting in all excess benefit plans and supplemental retirement plans and additional benefit accrual based on the amount of the severance benefit paid under the Severance Plan;

•	payments with respect to incentive plans;

•	immediate and 100% vesting of restricted stock and stock options; and

•	outplacement services.

The Eligible Executive would also be entitled to an after tax payment (“Gross-Up”) to cover any excise tax and related assessments, but not regular income taxes, on amounts deemed to be “excess parachute payments” under the Internal Revenue Code of 1986, as amended (“Code”) (i.e., a lump sum payment in an amount sufficient, after the payment of all taxes on the lump-sum payment itself, to pay the excise tax and related assessments, if any, to which the executive becomes subject as a result of receiving the change-of-control payments), unless it is determined that the payments otherwise payable would not be subject to the excise tax, if such payments were reduced by an amount that is less than ten (10) percent of the portion of the payments that would be treated as “parachute payments” under the Code, in which case the amounts payable to the Eligible Executive under the Severance Plan will be reduced to the maximum amount that could be paid without giving rise to the excise tax. The Corporation must also reimburse an Eligible Executive for legal fees and expenses incurred by the Eligible Executive relating to enforcing the Corporation’s obligations under the Severance Plan, unless a court determines that the position taken by the Eligible Executive was frivolous or in bad faith. The Severance Plan supplements and does not supersede other plans, contracts of employment, or other arrangements which Eligible Executives may have with the Corporation or its affiliates.

EMPLOYMENT CONTRACTS

The Corporation has no employment agreement with any Named Executive Officer. Mr. Vaughan has a severance agreement which provides that from June 18, 1991 until the first month following his 55th birthday, if his employment is involuntarily terminated by the Corporation, he will be entitled to one year of severance payments at his then base salary. This arrangement does not apply to voluntary termination or if termination is for cause.

COMPENSATION OF DIRECTORS

Compensation Philosophy

The Board considers a variety of outside sources (e.g., comparisons with peer companies and third party studies on director compensation) when determining the levels and types of compensation to be paid to directors. Of particular relevance, the Board endorses each of the six “Best Practices” recommended in the Report of the Blue Ribbon Commission on Director Compensation of the National Association of Corporate Directors. Consistent with those practices, the Board adheres to the following guidelines in establishing director compensation:

•	a substantial portion of each director’s compensation is paid in LNC Common Stock or stock units

•	in order to avoid the appearance of employee-like tenure or compromised independence, generally directors are not eligible for defined benefit pensions

•	directors are expected to achieve stock ownership of at least 5 times their annual retainer within 5 years of election to the Board

LNC currently pays retainer and meeting fees to Non-Employee Directors. Beginning July 1, 2004, LNC will no longer pay meeting fees to Non-Employee Directors. Currently, Non-Employee Directors also are eligible to receive various other bonus awards and service awards. If the Plan (defined below) is approved, effective July 1, 2004, Non-Employee Directors will no longer be eligible to receive bonus and service awards, as the Corporation intends to discontinue awards under the LNC Directors’ Value Sharing Plan (“DVSP”). Instead, in the interest of simplification, Non-Employee Directors will receive their annual retainers partly in cash, and partly in “deferred stock units” or units of “phantom” common stock of the Corporation awarded under the new Lincoln National Corporation Deferred Compensation Plan for Non-Employee Directors, which, if approved, will be effective July 1, 2004 (the “Plan” ). In addition, the Non-Employee Directors may elect to defer any or all of the cash portion of their annual retainers into the new Plan, to be invested by the Non-Employee Directors in a variety of “phantom” investment options made available under the Plan, including the deferred stock unit option. The Board believes that the current and proposed compensation packages for Non-Employee Directors are comparable to the compensation packages paid to the directors of similar companies. The details of Non-Employee Director compensation and the new Plan are set forth directly below.

EXISTING DIRECTOR COMPENSATION PROGRAM

The Corporation currently compensates its Non-Employee Directors in the manner described below. Assuming approval by shareholders of the new Plan, the compensation of Non-Employee Directors will be altered and simplified in the manner described under the heading “PROPOSED DIRECTOR COMPENSATION PROGRAM” on page 28 below.

Retainer and Meeting Fees

The Corporation pays annual retainer fees under the Lincoln National Corporation 1993 Stock Plan for Non-Employee Directors (the “Stock Plan” ). Under the Stock Plan, the Corporation pays each Non-Employee Director an annual retainer of $55,000 ($18,000 in cash and $37,000 in LNC restricted stock). If a Non-Employee Director is elected to a new three-year term, the Corporation pays that director an additional $10,000 in restricted stock (rounded up to the nearest whole share). The restrictions on shares awarded under the Stock Plan will lapse on the earliest of the Non-Employee Director’s death, disability, retirement from the Board at age 70 or, if specifically approved by the Board, other events of resignation or retirement from the Board. Under the Stock Plan, the Corporation has authorized the granting of 3,000 stock options per year to each Non-Employee Director through July 1, 2004.

In addition to the annual retainer fee, the Corporation paid each Non-Employee Director $1,100 for each Board and Board committee meeting he or she attended during 2003. Committee chairpersons received an additional annual fee of $5,000 for their services. The Corporation also reimburses directors (and sometimes their spouses) for the reasonable travel expenses they incur when attending Board and Board committee meetings. In May 2003, Thomas D. Bell was designated the “lead director” of the independent directors and compensated an additional $5,000 for his services in that regard for the period May 2003 to May 2004.

Non-Employee Directors may defer the cash portion of their annual retainer and fees in stock units, as provided in the Stock Plan. When a director retires, he or she can receive the value of those units in LNC Common Stock or in cash (with fractional shares paid in cash), either in a lump sum payment or in annual installments over a period of up to fifteen years.

Bonus Awards, Service Awards and Other Benefits

Non-Employee Directors are eligible to receive Bonus Awards, Service Awards, and certain other benefits under the DVSP.

Bonus Awards. In addition to annual retainer fees and meeting fees, the Non-Employee Directors participate in the DVSP. The DVSP effectively aligns the criteria used for Director’s compensation with the criteria applicable to the compensation of the Corporation’s executives by mirroring the long-term incentive cycles and goals under the ICP. A three-year (2001-2003) cycle has been completed and awards determined based upon the performance goals achieved. In addition two three-year, (2002-2004) and (2003-2005), overlapping long-term performance cycles have been previously designated with performance goals that mirror the cycles and goals established for the executives’ plan.

Service Awards. Except as discussed below under “Retirement Benefits,” each Non-Employee Director receives a quarterly Service Award in the form of LNC stock units (up to a maximum of 40 Service Awards). As with Bonus Awards, Service Awards are credited to a non-qualified deferred compensation account established for each Non-Employee Director under the DVSP. Service Awards are based upon a formula that takes into account the Non-Employee Director’s age upon election to the Board, the annual retainer and an assumed minimum return on LNC Common Stock.

Certain Death and Other Benefits. If a Non-Employee Director was a director on January 1, 1996, he or she could choose either to receive Service Awards under the DVSP or to continue participating in the Retirement Plan (described below). However, if a Non-Employee Director has elected to receive Service Awards, but dies prior to retirement from the Board, the value of his or her Service Award account will not be less than the lump sum death benefit that would have been payable under the Retirement Plan.

The Corporation provides financial planning services to Non-Employee Directors with a value not to exceed $20,000 for an initial financial plan and $10,000 for annual updates.

Retirement Benefits

Non-Employee Directors who were directors on January 1, 1996 and did not elect to receive Service Awards under the DVSP continue to be eligible for retirement benefits under the Retirement Plan. The annual benefit payable to a Non-Employee Director under the Retirement Plan is 0.833% of the director’s retainer during the last year he or she was a director, multiplied by the number of months he or she served on the Board (up to a maximum of 120 months). A Non-Employee Director may receive his or her retirement benefit under the Retirement Plan either in a single lump sum or in monthly payments beginning at the later of retirement from the LNC Board or age 65. If the director dies prior to the date retirement benefits start, the death benefit will be paid to his or her beneficiary. Only one director participates in the Retirement Plan. Non-Employee Directors who were first elected to the Board after January 1, 1996 have no right to retirement benefits other than Service Awards, as discussed above.

PROPOSED DIRECTOR COMPENSATION PROGRAM

The Nominating and Governance Committee of the Board recommended, and the Board, at its March 2004 meeting, approved, subject to shareholder approval of the new Plan, and the reservation of 700,000 shares of the Corporation’s common stock for issuance in the form of stock-based awards under the Plan, the following changes in the compensation of Non-Employee Directors. If the Plan is approved, these changes would become effective July 1, 2004.

New grants of stock options and of Bonus Awards, Service Awards and other benefits under the DVSP, as described above, will cease, although outstanding grants and awards will not be affected. Similarly, separate payments for attendance at Board or Board Committee meetings will be discontinued, except in the event circumstances require the Board to meet more than is typically the case. Instead, each Non-Employee Director will receive an annual retainer consisting of $80,000 in cash and $80,000 in deferred stock units, or “phantom” shares of the Corporation’s common stock, to be awarded under the new Plan. As is currently the case, Board members will receive one or more additional committee chairperson retainers of $5,000, as appropriate. The additional annual fee payable to the Lead Director will be increased from $5,000 to $25,000 in cash to reflect the additional responsibilities of that office. Financial planning services will be provided on the same basis as currently provided.

At the election of the Non-Employee Director, any or all of the cash portion of the annual retainer described above may be deferred in accordance with the new Plan, with such amounts (and any earnings, losses, and expenses charged or accounted thereto) payable upon the Non-Employee Director’s retirement or resignation from the Board. These deferred amounts shall be directed by the Non-Employee Directors into various “phantom” investment options. Amounts notionally invested into “phantom” investment options are credited with earnings or losses as if the deferred amounts had been actually invested in either the Corporation’s common stock (payable only in stock), or in investment options also available under the Corporation’s Employee’s Savings and Profit-Sharing Plan (as directed by the Non-Employee Director). All amounts deferred under the Deferred Compensation Plan for Non-

Employee Directors shall remain unfunded. Such amounts are not held in trust and are therefore not protected against the Corporation’s insolvency. The benefits of individual Non-Employee Directors may therefore become subject to claims of the Corporation’s general creditors. In the event of insolvency, the rights of any Non-Employee Director (as well as the rights of his or her beneficiary or estate) to claim amounts under the Plan are solely those of an unsecured general creditor of the Corporation. At the time that a Non-Employee Director ceases service on the Board, amounts deferred under the Plan must begin to be paid, at the election of the participant, either in a lump sum or in annual installments over a period of up to twenty years. Amounts deferred into phantom common stock units of the Corporation will be paid out in shares of common stock with any fractional share being settled in cash. Any amounts not yet disbursed to a participant will continue to be credited with earnings under the relevant investment measures until such time as those amounts are paid in full.

The Corporation believes that these proposed revisions in the compensation of Non-Employee Directors remain consistent with the Compensation Philosophy described previously while simplifying Director Compensation and making the elements of that compensation more transparent to shareholders.

ITEM 2

PROPOSAL TO APPROVE THE

LINCOLN NATIONAL CORPORATION

DEFERRED COMPENSATION PLAN

FOR NON-EMPLOYEE DIRECTORS

The Board and the Compensation Committee believe that equity incentives have contributed significantly to the Corporation’s ability to attract, retain and stimulate the performance of the executive officers, non-executive officers, employees, agents and brokers of the Corporation’s and its subsidiaries. Similarly, the Board and the Nominating and Governance Committee believe that the Corporation’s long-term success will be enhanced by continuing to provide a competitive and comprehensive compensation package to the Non-Employee Directors. Currently, Non-Employee Directors receive compensation through a variety of plan awards, including amounts awarded under the Lincoln National Corporation 1993 Stock Plan for Non-Employee Directors (the “Stock Plan”) and the Lincoln National Corporation Directors’ Value Sharing Plan (the “DVSP”). In the interest of simplifying the administration and disclosure to shareholders of the compensation of Non-Employee Directors, the Board and the Nominating and Governance Committee propose to discontinue awards under the DVSP and to allow the Stock Plan to expire. Instead, if the Plan (as defined below) is approved, Non-Employee Directors will be compensated under a single new plan. Accordingly, the Board and the Nominating and Governance Committee have approved, subject to approval by the Corporation’s shareholders, the adoption of the new Lincoln National Corporation Deferred Compensation Plan for Non-Employee Directors, which, if approved, will become effective July 1, 2004 (the “Plan”), and the reservation of 700,000 authorized but unissued shares of LNC Common Stock for issuance to the Non-Employee Directors under the new Plan. If the new Plan is approved by shareholders, no new awards will be made under the DVSP and the Stock Plan as of the proposed effective date (July 1, 2004). A chart comparing current Non-Employee Director Compensation and proposed compensation is included toward the end of this Item 2.

Description of the Plan

The following is a brief description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, which is attached to this proxy statement as Exhibit 7.

The Plan consists of two components: (1) a non-qualified deferred compensation component and (2) a deferred stock unit grant component.

(1) The Non-Qualified Deferred Compensation Component. A Non-Employee Director wishing to voluntarily defer any portion of the cash portion of his or her annual retainer (including any Committee Chairperson Fee or Lead Director Fee) must make an irrevocable annual election in the form and manner, and during the enrollment period, specified by the Benefits Administrator (the Nominating and Governance Committee of the Board, which may delegate, at its discretion, any portion of its administrative functions). Non-Employee Directors will be offered an opportunity to make an election within 30 days of first becoming eligible for the Plan with respect to cash retainer amounts not yet earned. Thereafter, any such election will be effective for annual retainer payments scheduled to be paid to the Non-Employee Director in the next following calendar year.

The Non-Employee Director may select from various investment options made available under the Plan for the hypothetical investment of amounts deferred under the Plan. Investment options under the Plan are simply bookkeeping entries, and all investments in such options are notional or “phantom” investments only. Amounts notionally invested in “phantom” investment options are credited with earnings or losses as if the deferred amounts had been actually invested in either LNC Common Stock, or in the other investment options offered under the Plan. The investment options available under the new Plan may “mirror” those investment options offered under the Corporation’s Employee Savings and Profit-Sharing Plan (“401(k) Plan”), but in no event may a different or a greater variety of investment options be offered under this Plan than under the 401(k) Plan.

All amounts deferred under the Plan may, at the election of the Non-Employee Director, be invested in deferred stock units. Non-Employee Directors will be prohibited from transferring amounts invested in deferred stock units out of such units and into the other phantom investment options available under the Plan. Non-Employee Directors are restricted from investing in deferred stock units except as permitted under the current LNC National Corporation Policy on Insider Trading. In addition, elections to invest deferred stock units will be restricted to 30-day “open window” periods commencing on either the (a) third trading day after the release of the Corporation’s quarterly or annual earnings, or (b) the fifth business day after the filing of the Corporation’s annual report on Form 10-K to shareholders.

(2) The Deferred Stock Unit Award Component. The Plan provides for a portion of each Non-Employee Director’s annual retainer to be awarded in the form of a grant of deferred stock units, with such deferred stock units to be credited to each Non-Employee Director’s stock unit account under this Plan. Amounts invested in deferred stock units attributed to such automatic grants are subject to the same terms and provisions as deferred stock units acquired through a Non-Employee Director’s voluntary election to defer and, therefore, must remain invested in deferred stock units until paid in shares of LNC Common Stock. The Board has authorized a maximum of 700,000 shares of LNC Common Stock to be reserved for issuance under the Plan, subject to shareholder approval. Those 700,000 shares shall be used to pay out distributions invested in deferred stock units. In addition, shares authorized under this Plan may be used to satisfy obligations incurred by the Corporation as a result of dividend equivalent payments made on awards previously granted under the Stock Plan.

As discussed below under “Comparison of Benefits,” Non-Employee Directors currently receive fees for each Board or Committee meeting attended. Under the Plan, if approved, Non-Employee Directors will generally will not receive meeting fees. However, if the Board or any of its committees have meetings in addition to their regularly scheduled meetings, the Nominating and Governance Committee will consider whether to recommend to the Board additional compensation for such additional meetings.

Distributions - General. All amounts accounted for under the Plan (whether attributable to elective deferrals, automatic grants of deferred stock units by the Corporation, or payments of dividend equivalents pursuant to the terms of the Stock Plan), and any investment gains and/or losses credited with respect to such amounts, shall be, or begin to be, distributed to a Non-Employee Director upon resignation or retirement (whether voluntary or involuntary), or to his or her designated beneficiary or estate upon his or her death.

No “hardship” distributions, early distributions, or loans may be taken from the Plan. Amounts notionally invested in the Corporation’s Common Stock (i.e, deferred stock units) will be paid in shares of LNC Common Stock, with fractional shares paid in cash. All other amounts shall be paid in cash. Distributions may be made in a cash lump sum, or, pursuant to the Non-Employee Director’s proper election, made in annual installments over a five-year, ten-year, fifteen-year or twenty-year period. Any amounts not yet disbursed to the Non-Employee Director will continue to be credited with earnings under the relevant investment measures until such time as those amounts are paid in full.

Separate elections as to the timing of a distribution may be made with respect to amounts credited in deferred stock units.

In-Kind Distribution of Shares. All amounts credited to a Non-Employee Director’s Stock Unit account (whether made pursuant to the Stock Plan as dividend equivalent payments, through automatic grants by the Corporation as partial payment of the Non-Employee Director’s annual retainer, or through elective deferrals) will be credited to a bookkeeping reserve account maintained under the Plan. The Non-Employee Director will have the right to receive payment in the form of LNC Common Stock after his or her retirement or resignation from the Board, whether characterized as voluntary or involuntary, or his or her death. Prior to settlement in actual shares, an award of deferred stock units carries no voting or dividend rights or other rights associated with share ownership. The right to receive credits equivalent to dividends on LNC Common Stock may be granted, however, and may, at the discretion of the Nominating and Governance Committee, be subject to mandatory reinvestment.

Shares Subject to the Plan. Under the Plan, the total number of shares of LNC Common Stock reserved and available for delivery to Non-Employee Directors in connection with deferred stock units is 700,000 shares. Any shares of LNC Common Stock delivered under the Plan shall consist of authorized and unissued shares.

The Nominating and Governance Committee, as the Benefits Administrator for the Plan, is authorized to adjust the number and kind of shares subject to the aggregate share limitation under the Plan and subject to outstanding awards in the event of a stock dividend, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event that affects LNC Common Stock. The Board is also authorized to amend the Plan or other terms of awards made under the Plan in response to these kinds of events or for other reasons.

Eligibility. All “Non-Employee Directors” (i.e., directors of the Corporation who are not employees or officers of the Corporation or its affiliates) will be eligible to receive awards under the Plan.

Administration. The Plan will be administered by the Benefits Administrator, which shall be the Nominating and Governance Committee of the Board (the “Nominating Committee”). Subject to the terms of the Plan, the Nominating Committee shall have complete discretion to interpret the provisions of the Plan, including, but not limited to making determinations regarding eligibility and the terms of participation, the calculation of benefits payable under the Plan, and to take whatever action that it believes is necessary or desirable for such administration, including but not limited to (a) establishing administrative rules consistent with the provisions of this Plan, (b) delegating certain responsibilities to other persons, including the Senior Vice-President of Human Resources of the Human Resources Department; (c) retaining the services of lawyers, accountants or other third parties to assist with the administration of the Plan, (d) making equitable adjustments under the Plan (including retroactive adjustments) to correct mathematical, accounting or factual errors made in good faith by the Corporation or a participating director (and any such adjustments will be final and binding on all persons), and (e) directing the Corporation to deduct from all Accounts, payments and distributions under the Plan any federal, state or local taxes or such other amounts as may be required by law to be withheld.

Amendment and Termination of the Plan. The Board may make prospective amendments to this Plan at any time. In addition, the Board may delegate this amendment power to the Nominating Committee, in whole or in part, by resolution adopted by the Board. The Board may terminate this Plan for any reason at any time, with thirty (30) days advance written notice of the termination to be given to all participating directors. The Plan will terminate automatically, without thirty (30) days advance written notice of the termination to be given to all participating directors, upon the occurrence of the following events (a) the Corporation is judicially declared bankrupt or insolvent; or (b) the Corporation is dissolved, subject to a merger, consolidation or reorganization, or a sale of all or substantially all of its assets, except as otherwise determined by the Benefits Administrator. The termination of the Plan in conjunction with one of the events described in subsection (b) above shall not result in the loss of any benefits, rights, or features of this Plan with respect to amounts credited to a Non-Employee Director’s account prior to the date of such event.

Unfunded Status of the Plan. The Plan is a non-qualified, unfunded benefit plan. The account balances under the Plan are not protected against the claims of the Corporation’s general creditors in the case of the Corporation’s insolvency. In the event of insolvency, the rights of any Non-Employee Director (as well as the rights of his or her beneficiary or estate) to claim amounts under the Plan are solely those of an unsecured general creditor of the Corporation. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participating director’s death.

Tax Implications of the Plan. The following is a brief description of the tax issues generally arising with respect to awards and distributions under the Plan.

Amounts credited to accounts under the Plan will not be taxable to the Non-Employee Director for federal income tax purposes when credited. When distributions are made under the Plan, in either cash or shares, the Non-Employee Director receiving the distribution must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Corporation will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the Non-Employee Director.

The Benefits Administrator may condition any payment from the Plan on the withholding of required taxes and may provide that a portion of any distribution be withheld to satisfy withholding and other tax obligations.

The foregoing summary of the tax consequences with respect to this Plan is for general information only. Interested parties should consult their personal tax or financial advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

New Plan Benefits

The following table presents the automatic Awards that will be received by or allocated to each of the following persons and groups for fiscal 2004, to the extent these benefits or amounts are determinable. These awards are subject to shareholder approval of the Plan. Additional amounts may be electively deferred under the Plan (as described above); such amounts are not accounted for in this table.

Lincoln National Corporation

Deferred Compensation Plan for Non-Employee Directors

Name and Position	Dollar Value		Number of Shares
Non-Executive Directors as a Group	$888,000	(1)	(2)

(1)	Neither the number of shares subject to awards nor the types of awards under the Plan to any particular eligible recipient(s) or group(s) of eligible recipients is presently determinable.

(2)	Under the Plan, each of the Corporation’s Non-Employee Directors will annually receive for 2004 a grant $80,000 payable quarterly in shares of restricted stock. Because the fair market value of shares of the Corporation’s Common Stock will not be known until the time of the such award, it is not presently possible to determine the number of shares of Common Stock the Non-Employee Directors will receive.

Comparison of Benefits

The table set forth below compares the benefits available for Non-Employee Directors and compares those benefits with the benefits that would be received by Non-Employee Directors if the Plan is approved:

Director Compensation

Comparison Chart

Current Arrangement	Proposed Arrangement (effective July 1, 2004, if approved)
Cash Portion of Annual Retainer: • $18,000 Total: $18,000 (Retainer also includes $37,000 in restricted stock granted under the Stock Plan, see below)	Cash Portion of Annual Retainer: • $80,000 Total: $80,000 (Retainer would also include $80,000 in deferred stock units granted under the new Plan)

Stock Plan:

•      $3,333 (annualized) in restricted stock ($10,000 re-election bonus granted every three years = $3,333)

•      $37,000 in restricted stock (non-cash portion of Annual Retainer)

•      Annual grant of 3,000 stock options; estimated value: $33,322

Total: $72,545

The Stock Plan will expire June 30, 2004—outstanding options not affected; Deferred Stock Units would be awarded under

•      $80,000 in Deferred Stock Units (non-cash portion of Annual Retainer)

Total: $80,000

Annual Committee Chairperson Retainer: Total: $5,000	Annual Committee Chairperson Fee: Total: $5,000

Meeting Fees: • $1,100 for each Board Meeting ($1,100 x 7 = 7,700) • $1,100 for each Committee Meeting ($1,100 x 10[2] = 11,000)	No Meeting Fees[1]

Total: $18,700	Total: $0

Annual Lead Director Fee: Total: $5,000	Annual Lead Director Fee: Total: $25,000

Directors’ Value Sharing Plan: • $20,954 Average Cash Bonus Award • $16,311 Average Service Award Total: $37,265	Directors’ Value Sharing Plan will be terminated Total: $0

TOTAL: $146,510 [3]	TOTAL: $ 160,000 [3]

[1]	If the Board or any of its committees have meetings in addition to their regularly scheduled meetings, the Nominating and Governance Committee will consider whether to recommend to the Board additional compensation for such additional meetings.

[2]

The actual number of Board and Board committee meetings that a Non-Employee Director may attend depends upon a number of factors including the number of committees of which the Non-Employee Director is a member and the number of times per year a given committee meets. The assumptions used in this example are for illustrative purposes only.

[3]	This figure does not include fees for performing the functions of committee chairperson or lead director. The fees for committee chairperson remain unchanged at $5,000 per year. The fees for lead director are currently $5,000 per year, but are proposed to be increased July 1, 2004 to $25,000 per year.

Equity Compensation Plan Information

The table below provides information as of December 31, 2003 regarding securities authorized for issuance under LNC’s equity compensation plans.

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	19,781,711[1]	$39.20	6,903,230[2]
Equity compensation plans not approved by shareholders	None	—	—

[1]	Includes 16,919,923 outstanding options, 204,316 outstanding performance stock options, 77,022 outstanding restricted stock units, 1,528,003 outstanding performance stock units and 1,052,447 outstanding deferred stock units.

[2]	Includes up to 2,315,799 securities available for issuance in connection with restricted stock, restricted stock unit, performance stock, performance stock unit, deferred stock and deferred stock unit awards under LNC’s Incentive Compensation Plan and up to 38,088 securities available for issuance in connection with restricted stock and deferred stock unit awards (of which not more than 14,917 securities are available for issuance in connection with restricted stock awards) under LNC’s 1993 Stock Plan for Non-Employee Directors.

Request for Approval

The Corporation believes that the proposed compensation structure for Non-Employee Directors, effective July 1, 2004, remains consistent with the Corporation’s compensation philosophy, while simplifying the structure of such compensation and making the elements of Non-Employee Director compensation more transparent. Accordingly, it requests that shareholders vote in favor of approval of the Corporation’s new Deferred Compensation Plan for Non-Employee Directors.

Vote Required

Approval of the Plan requires that the votes cast for approval of the Plan exceed the votes cast against approval the Plan, provided that at least a majority of the shares eligible to be voted on Item 2 are actually cast. For these purposes abstentions, but not broker non-votes, will be treated as votes cast on Item 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE LINCOLN NATIONAL CORPORATION DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS, PROPOSED TO BE EFFECTIVE JULY 1, 2004.

Principal Accountant Fees and Services

Below are fees incurred by LNC and its affiliates for fiscal years 2003 and 2002 for professional services provided by Ernst & Young LLP, LNC’s independent auditors, as well as the related percentage of total fees that each category comprises.

	Fiscal Year Ended – December 31, 2003	% of total fees	Fiscal Year Ended – December 31, 2002	% of total fees
Audit Fees	$5,898,334	67.7%	$5,228,883	64.0%
Audit-Related Fees	$2,766,497	31.7%	$1,777,165	21.7%
Tax Fees	$43,818	0.5%	$87,750	1.1%
All Other Fees	$10,000	0.1%	$1,076,624	13.2%
TOTAL FEES:	$8,718,649	100.0%	$8,170,422	100.0%

Audit Fees

Fees for audit services include fees associated with the annual audit, the reviews of the Corporation’s quarterly reports on Form 10-Q, statutory audits required domestically and internationally, and accounting consultations directly associated with the audit.

Audit-Related Fees

Audit-related services principally include internal control and employee benefit plan audits, service auditor reports on internal controls, due diligence procedures in connection with acquisitions and dispositions, and accounting consultations not directly associated with the audit or quarterly reviews. During 2003, audit-related services also included assistance provided to the Corporation related to the ongoing implementation of Section 404 of the Sarbanes-Oxley Act.

Tax Fees

Fees for tax services include tax compliance and advisory services.

All Other Fees

Fees for all other services not included above consisted of fees for Ernst & Young online accounting research tool in 2003 and primarily consisted of information technology internal audit services provided in 2002 that were no longer performed in 2003. Internal audit services were permitted under the SEC’s independence rules prior to the May 6, 2003 effective date of the SEC’s new independence rules.

Audit Committee Pre-Approval Policy

In accordance with its charter, the Audit Committee’s policy is to pre-approve services provided by Ernst & Young LLP. These pre-approval procedures are set forth in Exhibit 8 hereto. During the year ended December 31, 2003, all services provided by Ernst & Young LLP were pre-approved by the Audit Committee in accordance with this policy.

AUDIT COMMITTEE MATTERS

GENERAL

The Corporation’s securities are listed on the New York Stock Exchange (the “NYSE”) and are governed by its listing standards. All the members of the Audit Committee are independent, as independence for audit committee members is defined in the NYSE listing standards. The Board has determined that J. Patrick Barrett, the chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934. In addition, the Board has determined that the Corporation has other Audit Committee members who qualify as audit committee financial experts. The Board has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit 3.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2003. The Audit Committee has also discussed with the Corporation’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees. Additionally, the Audit Committee has received the written disclosures and representations from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the independent auditors’ independence.

Based upon the review and discussions referred to in this report, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.1

William J. Avery

J. Patrick Barrett, Chair

Jenne K. Britell

Michael F. Mee

Glenn F. Tilton

[1]	Pursuant to Item 306(c) of Regulation S-K under the Securities Exchange Act of 1934 and Item 7(e)(3)(v) of Schedule 14A promulgated by the SEC, the information included under “Audit Committee Matters,” including the Audit Committee Report, shall not be deemed to be “soliciting material” or to be “filed” with the SEC, except to the extent the Corporation specifically requests that such information be treated as soliciting material or specifically incorporates such information by reference into a document filed with the SEC under the Exchange Act or under the Securities Act of 1933, as amended.

COMPARISON OF FIVE-YEAR

CUMULATIVE TOTAL RETURN

The graph set forth below shows a five-year comparison of the yearly performance of the Corporation’s cumulative total shareholder return (change in the year-end stock price plus reinvested dividends), based on a hypothetical investment of $100 (invested on January 1, 1999 with dividends reinvested through December 31, 2003), with the S&P 500 Composite Index and the S&P Life/Health Index. Returns of the S&P Life/Health Index have been weighted according to their respective aggregate market capitalization at the beginning of each period shown on the graph.

The Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such Acts.

There can be no assurance that the Corporation’s stock performance will continue into the future with the same or similar trends depicted in the preceding graph. The Corporation will not make or endorse any predictions as to future stock performance.

GENERAL

DIRECTOR NOMINATION PROCESS

The Corporation has a Nominating and Governance Committee (the “Nominating Committee”) of the Board composed solely of “independent directors” as that term is defined in the listing standards of New York Stock Exchange rules. The Nominating Committee has a charter, which is attached as Exhibit 5. The charter provides that among other purposes the Nominating Committee is responsible for (1) assisting the Board by identifying individuals qualified to become Board members, (2) recommending to the Board the director nominees for the next annual meeting of shareholders and (3) evaluating the competencies appropriate for the Board and identifying missing or under-represented competencies.

The Nominating Committee does not have any specific minimum qualifications that must be met by a nominee. The charter provides, however, that “[I]n nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience, the extent to which the candidate’s experience complements the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Nominating Committee may consider candidates proposed by management, but is not required to do so.”

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. The Nominating Committee begins by reviewing the individual director assessments of existing directors who are being considered for re-nomination. Current members of the board who have skills and experience that are relevant to the Corporation’s business, who are willing to continue to serve and whose director assessment indicates the director has performed well during the most recent term are considered for re-nomination. If any member of the Board being considered for renomination does not wish to serve or if the Nominating Committee decides not to re-nominate a given member, the Nominating Committee identifies the desired skills and experience of a new nominee. The Nominating Committee also considers whether it is necessary or desirable that the nominee be considered independent under the New York Stock Exchange listing standards, and, if so, whether the individual meets the standards for independence. The Nominating Committee may, but is not required to, retain an outside firm to assist in the identification and evaluation of potential nominees.

The Nominating Committee is responsible for reviewing with the Board the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment includes integrity, issues of diversity, age, professional accomplishments, skills such as understanding of marketing, finance, accounting, regulation and public policy, international background, commitment to the Corporation’s shared values, etc. – all in the context of an assessment of the perceived needs of the Board at a given point in time.

The Corporation’s Guidelines on Corporate Governance provide that the Board itself should be responsible, in fact as well as procedure, for selecting its own members. The Board delegates the screening process involved to the Nominating Committee with input from the CEO. Finally, the charter provides that the Nominating Committee is to review and make recommendations to the Board regarding shareholder nominations for election as directors made in accordance with the procedures set forth in Article I, Section 11 of the Corporation’s Bylaws which is set forth in Exhibit 2 to this proxy statement. For specific requirements regarding shareholder nominations, please see the discussion immediately below under the heading “Shareholder Proposals.” There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.

SHAREHOLDER PROPOSALS

To Be Included in the Corporation’s Proxy Materials

Any shareholder proposals intended to be considered for inclusion in the proxy materials for the Corporation’s 2005 annual meeting of shareholders must be received by the Corporation no later than December 1, 2004. All such proposals should be sent to the Secretary of the Corporation.

To Be Presented In-Person at Shareholder Meetings

Shareholders wishing to propose matters for consideration at a meeting of shareholders or to propose nominees for election as directors must follow the procedures contained in the Corporation’s Bylaws. Such procedures include giving notice to the Secretary of the Corporation at least 90 and not more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before such anniversary date and end thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such shareholder notice shall be given by the close of business on the later of (i) the date ninety days prior to such Other Annual Meeting Date or (ii) the tenth day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Based on the Annual Meeting Date of May 13, 2004, such notice to be considered timely received for the 2005 annual meeting of shareholders must be received on or after January 13, 2005 and on or before February 12, 2005. That notice must include:

•	the name and address of the proposing shareholder (as it appears on the Corporation’s stock records)

•	a brief description of the business desired to be brought before the meeting

•	the class and number of shares of the Corporation which are beneficially owned by the proposing shareholder

•	a description of any interest of such proposing shareholder in the business proposed

There are additional requirements, which may be applicable. The applicable bylaw requirements are set forth in Exhibit 1 on page 50.

In the case of a shareholder-proposed nominee for director, the required notice, in addition to meeting the above notice requirements, must also contain as to each such person:

•	the name, age, business address and residence address of such person

•	the principal occupation or employment of such person

•	the class and number of shares of the Corporation which are beneficially owned by such person

•	any other information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected)

•	the qualifications of the nominee to serve as a director of the Corporation

The applicable Bylaw requirements regarding shareholder proposed nominees is set forth in Exhibit 2 on page 51.

In the event any such matter is not brought before the meeting in accordance with the Corporation’s Bylaws, the individuals identified on the proxy card may, if the matter will be voted on, vote the shares represented by proxies in their discretion in the manner they believe to be in the best interests of the Corporation. However, the person presiding at a meeting of shareholders (the chairman) is authorized by the Bylaws, if the facts warrant, to determine that the proposed business was not properly brought before the meeting, or was not lawful or appropriate for consideration at the meeting or that a nomination for director was not properly made. Upon a declaration of such determination by the chairman, the proposed business shall not be transacted or the defective nomination shall be disregarded, as the case may be. There are additional requirements which may be applicable.

2004 Shareholder Proposals

No shareholder proposals were received for the 2004 Annual Meeting. To the extent permissible, your proxy will be voted in the discretion of the proxy holders with respect to each matter properly brought before the meeting that has not been enumerated in this Proxy Statement or for which no specific direction was given on the proxy card.

COMMUNICATIONS WITH DIRECTORS

The Board provides a process for security holders to send communications to the Board or to the independent directors of the Board. Such communications can be sent to the Corporation at: Lincoln National Corporation, 1500 Market Street, Suite 3900, Centre Square West, Philadelphia, Pennsylvania 19102-2112, Facsimile: 215-448-3215, Attention: Office of the Corporate Secretary. A further description of the process is available on the Corporation’s website at www.lfg.com.

ATTENDANCE AT 2003 ANNUAL MEETING

The Board does not have a formal policy regarding attendance by Board members at the Corporation’s annual meeting of shareholders, but directors are encouraged to attend the annual meeting of shareholders. All directors attended the 2003 annual meeting of shareholders.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young LLP has been selected by the Board to be the independent auditors to audit the consolidated financial statements of the Corporation for fiscal year 2004. The Corporation has engaged this firm and its predecessors in that capacity continuously since January 17, 1968. Fees incurred by LNC and its affiliates for fiscal year 2002 and 2003 for professional services rendered by Ernst & Young LLP are disclosed above under “Principal Accountant Fees and Services.” Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions relating to the audit of the Corporation’s 2003 consolidated financial statements.

ANNUAL REPORT

The Corporation’s Annual Report to Shareholders for the fiscal year 2003 (which includes a copy of LNC’s Form 10-K for 2003) is being mailed simultaneously with this proxy statement (in the same envelope) to shareholders of record at the relevant addresses appearing on the Corporation’s stock books. In addition, a printed copy of the Annual Report on Form 10-K will be provided on written request and without charge to any shareholder requesting it. Write to Corporate Secretary, Lincoln National Corporation, 1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, Pennsylvania 19102-2112. In addition, you can access that report and other reports of the Corporation on the SEC’s website at www.sec.gov and on the Corporation’s website at www.lfg.com.

For the Board of Directors,

C. Suzanne Womack, Secretary
March 31, 2004

TABLE A

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

NAME	AMOUNT OF LNC COMMON STOCK AND NATURE OF BENEFICIAL OWNERSHIP[1]	LNC STOCK UNITS	TOTAL OF LNC COMMON STOCK AND STOCK UNITS
William J. Avery	2,919	3,812	6,731
J. Patrick Barrett	23,861	25,441	49,302
Thomas D. Bell, Jr.	13,861	7,762	21,623
Jon A. Boscia	1,290,920	38,948	1,329,868
Jenne K. Britell	6,367	5,758	12,125
Jude T. Driscoll	63,071	2,418	65,489
John G. Drosdick	8,159	7,327	15,486
John H. Gotta	206,515	3,182	209,697
Eric G. Johnson	10,094	10,926	21,020
M. Leanne Lachman	13,864	23,693	37,557
Michael F. Mee	5,095	5,350	10,455
John M. Pietruski	21,531	9,855	31,386
Ron J. Ponder	9,082	9,130	18,212
Jill S. Ruckelshaus	12,864	6,162	19,026
Westley V. Thompson	136,472	-0-	136,472
Glenn F. Tilton	5,772	3,465	9,237
Richard C. Vaughan	453,607	45,474	499,081
Directors and Executive Officers as a group – 25 persons	2,994,904	301,160	3,296,064

[1]	Each of these amounts represents less than 1% of the outstanding shares of the Corporation’s Common Stock as of February 20, 2004. As to shares beneficially owned, each person has sole voting and investment power except that the following individuals share voting and investment power with another person with respect to the specified number of shares: Mr. Boscia, 29,302 shares. The number of shares which each person named in this table has a right to acquire pursuant to Rule 13d-3(d)(1) is as follows: Mr. Avery, 750 shares; Mr. Barrett, 4,500 shares; Mr. Bell, 4,500 shares; Mr. Boscia, 1,090,817 shares; Ms. Britell, 2,250 shares; Mr. Driscoll, 27,000 shares; Mr. Drosdick, 4,500 shares; Mr. Gotta, 184,000 shares; Mr. Johnson, 4,500 shares; Ms. Lachman, 4,500 shares; Mr. Mee, 2,250 shares; Mr. Pietruski, 9,000 shares; Mr. Ponder, 4,500 shares; Ms. Ruckelshaus, 4,500 shares; Mr. Thompson, 132,450 shares; Mr. Tilton, 2,250 shares; and Mr. Vaughan, 355,750 shares. In addition, the following persons have sole voting power (and no investment power) as to the number of shares indicated: Mr. Avery, 2,169 shares; Mr. Barrett, 8,361 shares; Mr. Bell, 8,361 shares; Mr. Boscia, 0 shares; Ms. Britell, 3,117 shares; Mr. Driscoll, 10,000 shares; Mr. Drosdick, 3,659 shares; Mr. Gotta, 0 shares; Mr. Johnson, 5,549 shares; Ms. Lachman, 8,364 shares; Mr. Mee, 2,845 shares; Mr. Pietruski, 0 shares; Mr. Ponder, 4,582 shares; Ms. Ruckelshaus, 8,364 shares; Mr. Thompson, 0 shares; Mr. Tilton, 2,306 shares; and Mr. Vaughan, 0 shares. In addition, the shares listed above include certain shares over which the individual exercises no formal voting or investment power: Mr. Boscia, 43,302 shares, Mr. Gotta, 16,931 shares, and Mr. Vaughan, 32,436 shares. Finally, of the amount shown above for Mr. Vaughan, 18,020 shares are held through a trust.

TABLE B

SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common	Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	14,959,400 shares [sole dispositive power – 14,959,400 shares; sole voting power – 0 shares]	8.4%

Common	Barclays Private Bank Limited 59/60 Grosvenor Street London, WIX 9DA England	9,041,172 shares [sole dispositive power – 7,901,843 shares sole voting power – 7,890,943 shares]	5.1%

The information set forth in this Table is based solely on a review by the Corporation of Schedules 13G and D filed with the Securities and Exchange Commission and provided to the Corporation by the above named beneficial owners. Information regarding the amount and nature of beneficial ownership is to the best of the Corporation’s knowledge, and the percentages have been calculated by the Corporation, as of the record date, February 20, 2004.

TABLE C

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION			LONG-TERM COMPENSATION
					AWARDS		PAYOUT
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS[1] ($)	OTHER ANNUAL COMPEN- SATION[2] ($)	RESTRICTED STOCK AWARDS[3] ($)	SECURITIES UNDERLYING OPTIONS/ SARs[4] (#)	LTIP PAYOUT(S) ($)[5]	ALL OTHER COMPEN- SATION[6] ($)

JON A. BOSCIA Chairman and CEO of LNC	2003 2002 2001	850,000 850,000 850,000	4,247,571 1,934,855 2,100,000	-0- -0- -0-	-0- -0- -0-	39,393 207,964 188,497	1,954,287 1,150,659 2,339,332	185,022 129,990 210,941

RICHARD C. VAUGHAN Executive Vice President and CFO of LNC	2003 2002 2001	515,000 515,000 515,000	1,545,116 703,832 666,171	-0- -0- -0-	-0- -0- -0-	15,033 50,000 53,000	563,657 331,858 675,420	63,053 57,705 84,702

JOHN H. GOTTA Executive Vice President of The Lincoln National Life Insurance Company	2003 2002 2001	504,807 400,000 400,000	1,413,604 822,857 310,935	-0- -0- -0-	-0- -0- -0-	-0- 55,000 50,000	725,143 257,600 524,683	40,797 50,798 46,827

JUDE T. DRISCOLL President and CEO, Lincoln National Investment Companies and Delaware Investments	2003 2002 2001	442,635 258,501 256,538	1,457,923 -0- -0-	-0- 214,218 -0-	346,750 -0- -0-	-0- -0- 36,000	411,429 -0- -0-	89,291 45,377 6,732

WESTLEY V. THOMPSON President and CEO, Lincoln Financial Distributors	2003 2002 2001	325,000 325,000 325,000	1,000,000 492,792 348,824	-0- 8,374 -0-	-0- -0- -0-	-0- 20,000 23,000	303,943 146,543 298,576	114,316 17,200 17,200

[1]	Includes annual incentive awards for 2003, 2002 and 2001 awarded under the Amended and Restated Lincoln National Corporation Incentive Compensation Plan (“ICP”).

[2]	Perquisites and other personal benefits of the Named Executive Officers did not exceed the lesser of $50,000 or 10% of the total base salary and annual bonus for the relevant Named Executive Officer during the years reported in the table and, therefore, are not included in the table. Amounts shown for Mr. Driscoll and Mr. Thompson in this column for 2002 include reimbursement for the payment of taxes in connection with their respective relocations during that year.

[3]	The number and aggregate value of restricted stock holdings, including restricted stock units, of the Named Executive Officers as of December 31, 2003, are as follows: Mr. Boscia, 108,056 shares ($4,362,221); Mr. Vaughan, 38,900 shares ($1,570,393); Mr. Gotta, 21,022 shares ($848,658); Mr. Driscoll, 10,390 shares ($419,444) and Mr. Thompson, 16,243 shares ($655,730). As of December 31, 2003, the number and value of the aggregate restricted stock holdings (including restricted stock units) of all employees of the Corporation was 335,118 shares representing a total value of $13,528,714. When the restrictions on restricted stock lapse, dividend equivalents are paid in an amount equal to the dividends that would have been paid during the restricted period had the stock not been restricted during that time.

[4]

Amounts shown in this column for 2003 reflect only “reload” options grants; the details of those grants are described in more detail in Table E (“Option/SAR Grants in Last Fiscal Year”). In addition, under the 2003-2005 performance cycle under the LTIP, the Named Executive Officers may elect to receive the awards, if any, paid thereunder in cash, restricted stock or stock options, subject to certain adjustments designed to reflect the risk associated with the form of award elected. The details of those awards are set forth in Table D. If the performance criteria for the 2003-2005 Performance Cycle are satisfied, the amount and form of awards thereunder will be reflected in the appropriate column in this Table C.

[5]	The amounts shown for 2003, 2002 and 2001 reflect amounts paid out under the performance cycles ended 2003, 2002 and 2001, respectively, established pursuant to the long-term incentive plan (“LTIP”) adopted by the Compensation Committee under the ICP. More information regarding the LTIP is set forth in the Compensation Committee Report and in Table D. Annual incentive awards made under the ICP for 2003, 2002, and 2001 are reflected in the “Bonus” column (column d).

[6]	Amounts included in the All Other Compensation column are amounts contributed or accrued for the Named Executive Officers under the Corporation’s Employees’ Savings and Profit-Sharing Plan (the “Profit Sharing Plan”), the related supplemental savings plans, and similar plans of the Corporation’s subsidiaries, and the dollar value of credits for health and life benefits, insurance premiums and insurance termination benefits paid by the Corporation. The amounts contributed to the Profit-Sharing Plan and accrued supplements for fiscal 2003 are as follows: Mr. Boscia, $68,986, Mr. Vaughan, $40,961, Mr. Gotta, $35,137, and Mr. Driscoll, $30,905. No amounts were contributed for Mr. Thompson with respect to 2003, 2002, and 2001. For Mr. Driscoll in 2002 and 2001, the total profit-sharing amounts were $28,551 and $6,732. In addition, Mr. Driscoll, as an employee of Delaware Investments, participates in the Delaware Management Holdings, Inc. Retirement Plan (“DRP”) and a related excess benefit plan. The DRP is a defined contribution retirement plan in which the company contributes a fixed percentage of eligible compensation. The amounts contributed to the DRP on Mr. Driscoll’s behalf for the years 2003, 2002 and 2001 are as follows: $15,000, $9,563, and $0, respectively. The amounts contributed on Mr. Driscoll’s behalf to the Delaware excess benefit plan for the years 2003, 2002 and 2001 are as follows: $43,386, $7,263, and $0, respectively. The amounts of insurance premiums for fiscal 2003 are as follows: Mr. Boscia, $0; Mr. Vaughan, $4,800; Mr. Thompson, $0; and Mr. Driscoll, $0. The amounts of insurance termination benefits, including tax gross-up, for fiscal 2003 are as follows: Mr. Boscia, $113,241; and Mr. Thompson, $68,041. In addition, the amounts shown for 2002 include additional amounts contributed to the Profit-Sharing Plan and accrued supplements for fiscal 2003 after last year’s proxy statement was mailed to stockholders. Those amounts are as follows: Mr. Boscia, $69,960; Mr. Vaughan, $13,454; and Mr. Gotta, $31,164. The remaining amounts included in this column represent credits for life and health benefits.

TABLE D

In March of 2001 the Compensation Committee of the Board adopted a new long-term incentive plan (“LTIP”) pursuant to the ICP. The LTIP is intended to reward the Corporation’s Senior Contributors for sustained Corporation performance over rolling three-year LTIP “performance cycles.” In March of 2003, the Compensation Committee established a 2003-2005 performance cycle under the LTIP, which will run for a three-year period from the beginning of 2003 through the end of 2005. The details of that LTIP award are set forth below.

LONG TERM INCENTIVE PLANS – AWARDS IN LAST FISCAL YEAR

	Number of shares, units or other rights	Performance or other period until maturation or payout	Estimated future payouts under non-stock price based plans
Name			Threshold[1] $	Target[2] $	Maximum[1],[2] $

Jon A. Boscia	N/A	2003-2005	1,300,000	5,200,000	10,400,000

Richard C. Vaughan	N/A	2003-2005	375,000	1,500,000	3,000,000

John H. Gotta	N/A	2003-2005	487,500	1,950,000	3,900,000

Jude T. Driscoll	N/A	2003-2005	300,000	1,200,000	2,400,000

Westley V. Thompson	N/A	2003-2005	200,000	800,000	1,600,000

[1]	The awards contemplated by this LTIP cycle are intended to provide below market compensation for average or below average Corporation performance relative to a peer group of companies and average or above-average compensation for Corporation performance better than that of the peer group. The “Target” award level, which is intended to reflect market compensation, generally is achieved when the Corporation’s performance during an LTIP cycle is at the 60th percentile of the peer group. The “Threshold” award, which is only 25% of the Target award, generally reflects Corporation performance at the 25th percentile level of the peer group. The “Maximum” award, which is twice the Target award, generally will be paid only for performance that places the Corporation at or above the 75th percentile relative to the peer group. The companies included in the peer group are MetLife, Inc., AmerUs Group Co., Jefferson Pilot Corporation, Manulife Financial Corporation, Principal Financial Group, Inc. Prudential Financial Inc., Sun Life Financial Services CDA, Inc., Nationwide Financial Services, Inc. and Hartford Financial Services Group, Inc. Comparisons to the peer group are made on the basis of three weighted factors: 40% of the award is based on shareholder return; 40% is based on growth in income from operations (as defined on page 17) per diluted share; and 20% is based on return on equity. The executives were provided the option to receive cash, performance share units or stock options, or a combination thereof upon satisfaction of the performance goals. The Target award was selected for each executive and the number of stock options or performance share units, respectively that the executive could elect to receive was based on the Black-Scholes value of the stock options or the market value of the Corporation’s shares on the date the award was designated. If the Corporation achieves the “target” level of financial performance for the LTIP cycle, for example, an executive electing payment solely in stock options will receive stock options having a value equal to 100% of the Target award, while an executive electing payment solely in performance share units receives payment in stock having a market value equal to 80% of the Target award and an executive electing payment solely in cash receives cash equal to 67% of the Target award. The Compensation Committee of the Board retains its authority to adjust performance targets and award levels for any cycle to reflect mergers, acquisitions or sales of businesses, restructuring charges, reserve strengthening, changes in peer companies or other factors. Amounts actually paid with respect to the three-year performance cycle ended in 2003 are included in the Summary Compensation Table (Table C) and were as follows: Mr. Boscia, $1,954,287; Mr. Vaughan, $563,657; Mr. Gotta, $725,143; Mr. Driscoll, $411,429; and Mr. Thompson, $303,943.

[2]	In no event will these LTIP award payments made to individuals who are “covered officers” under section 162(m) of the Internal Revenue Code of 1986, as amended, exceed specified percentages of the Corporation’s aggregate “income from operations” (as defined on page 17) for calendar years 2003 to 2005 that were established by the Compensation Committee in March 2003. These percentages vary with position and the length of the relevant LTIP cycle. They range from a high of 1.00% for the CEO to a low of 0.34% for certain other officers.

TABLE E

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

INDIVIDUAL GRANTS					POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM
(a)	(b)	(c)	(d)	(e)	(f)	(g)
NAME	NUMBER OF SECURITIES UNDERLYING OPTIONS/SARs GRANTED[1] (#)	% OF TOTAL OPTIONS/SARs GRANTED TO EMPLOYEES IN FISCAL YEAR[2]	EXERCISE OR BASE PRICE[3] ($/SHARE)	EXPIRATION DATE	5% ($)	10% ($)

Jon A. Boscia	20,546	2.4995	29.02	5/12/03	3,597	7,048
	18,847	2.2929	31.64	5/12/03	1,422	2,871

	39,393	4.7924			5,019	9,919

Richard C. Vaughan	7,763	0.9444	30.72	5/12/03	638	1,249
	7,270	0.8844	32.80	5/12/03	574	1,123

	15,033	1.8289			1,212	2,372

John H. Gotta	-0-	-0-	-0-	-0-	-0-	-0-

Jude T. Driscoll	-0-	-0-	-0-	-0-	-0-	-0-

Westley V. Thompson[4]	-0-	-0-	-0-	-0-	-0-	-0-

[1]	On March 28, 2003, Mr. Boscia received a reload grant of 20,546 options in connection with his exercise of 30,000 options granted May 12, 1993. On April 23, 2003, Mr. Boscia received a reload grant of 18,847 options in connection with his exercise of 20,546 options granted March 28, 2003. On April 22, 2003, Mr. Vaughan received a reload grant of 7,763 options in connection with his exercise of 12,000 options granted May 12, 1993. On April 24, 2003, Mr. Vaughan received a reload grant of 7,270 options in connection with his exercise of 7,763 options granted April 22, 2003.

[2]	The Corporation granted options and SARs representing 499,162 shares to employees in fiscal year 2003.

[3]	The exercise price and tax withholding obligations related to exercise may be paid by delivery of mature shares or by offset of the underlying shares, subject to certain conditions.

[4]	In connection with the LTIP award for the 2003-2005 Performance Cycle described in Table D, Mr. Thompson elected to receive his payout, if any, in options to acquire the Corporation’s Common Stock. The potential awards that he may receive under that award are described in Table D.

TABLE F

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/SAR VALUES

(a)	(b)	(c)	(d)		(e)
	SHARE ACQUIRED ON EXERCISE	VALUE REALIZED ($)	NUMBER OF UNEXERCISED OPTIONS HELD AT DECEMBER 31, 2003		VALUE OF UNEXERCISED IN-THE- MONEY OPTIONS HELD AT DECEMBER 31, 2003[1]
NAME			EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE

Jon A. Boscia	50,546	328,078	937,000	317,000	$5,953,790	$1,173,750

Richard C. Vaughan	39,763	552,571	329,000	89,000	$2,688,790	$391,250

John H. Gotta	- 0 -	- 0 -	140,250	83,750	$835,305	$273,875

Jude T. Driscoll	- 0 -	- 0 -	18,000	18,000	-0-	-0-

Westley V. Thompson[2]	- 0 -	- 0 -	106,700	41,500	$717,930	$234,750

[1]	Based on the closing price on the New York Stock Exchange Composite Transactions (“NYSE”) of the Corporation’s Common Stock on December 31, 2003 ($40.37).

[2]	In connection with the LTIP award for the 2003-2005 Performance Cycle described in Table D, Mr. Thompson elected to receive his payout, if any, in options to acquire the Corporation’s Common Stock. However, the award of any or all of those options is subject to the satisfaction of the performance criteria described in Table D.

TABLE G

PENSION TABLE

Effective January 2002, the Corporation changed its pension plan by replacing the existing final average pay plan with an account-based plan, commonly referred to as a cash balance plan. In connection with this change, certain rules apply. Through December 31, 2011, employees who participated in the retirement plan before January 2002 will accrue benefits based on the greater of the formula in effect at that time or the new cash balance formula. Those employees still with the Corporation on January 1, 2012 will have their benefit calculated under the formula in effect before January 2002 and, if that benefit is greater than the benefit under the cash balance formula, the difference will be added to the cash balance account. Thereafter all benefits will be determined solely under the cash balance plan.

Set forth below is the Final Average Pay Plan that will be used as a reference during the transition period:

PENSION TABLE G

FINAL AVERAGE SALARY[2]	ESTIMATED ANNUAL RETIREMENT BENEFIT FOR CREDITED YEARS OF SERVICE [1,3]
	10 YEARS	15 YEARS	20 YEARS	25 YEARS	30 YEARS	35 YEARS	40 YEARS	45 YEARS
$300,000	$49,241	$73,862	$98,483	$123,103	$147,724	$172,344	$179,844	$187,344
$350,000	$57,741	$86,612	$115,483	$144,353	$173,224	$202,094	$210,844	$219,594
$400,000	$66,241	$99,362	$132,483	$165,603	$198,724	$231,844	$241,844	$251,844
$450,000	$74,741	$112,112	$149,483	$186,853	$224,224	$261,594	$272,844	$284,094
$500,000	$83,241	$124,862	$166,483	$208,103	$249,724	$291,344	$303,844	$316,344
$550,000	$91,741	$137,612	$183,483	$229,353	$275,224	$321,094	$334,844	$348,594
$600,000	$100,241	$150,362	$200,483	$250,603	$300,724	$350,844	$365,844	$380,844
$650,000	$108,741	$163,112	$217,483	$271,853	$326,224	$380,594	$396,844	$413,094
$700,000	$117,241	$175,862	$234,483	$293,103	$351,724	$410,344	$427,844	$445,344
$750,000	$125,741	$188,612	$251,483	$314,353	$377,224	$440,094	$458,844	$477,594
$800,000	$134,241	$201,362	$268,483	$335,603	$402,724	$469,844	$489,844	$509,844
$850,000	$142,741	$214,112	$285,483	$356,853	$428,224	$499,594	$520,844	$542,094
$900,000	$151,241	$226,862	$302,483	$378,103	$453,724	$529,344	$551,844	$574,344
$950,000	$159,741	$239,612	$319,483	$399,353	$479,224	$559,094	$582,844	$606,594
$1,000,000	$168,241	$252,362	$336,483	$420,603	$504,724	$588,844	$613,844	$638,844
$1,050,000	$176,741	$265,112	$353,483	$441,853	$530,224	$618,594	$644,844	$671,094
$1,100,000	$185,241	$277,862	$370,483	$463,103	$555,724	$648,344	$675,844	$703,344
$1,150,000	$193,741	$290,612	$387,483	$484,353	$581,224	$678,094	$706,844	$735,594
$1,200,000	$202,241	$303,362	$404,483	$505,603	$606,724	$707,844	$737,844	$767,844

[1]	Amounts shown reflect estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including the Named Executive Officers, under the Corporation’s final average pay retirement plan, which covers most officers and other employees hired prior to January 1, 2001 on a non-contributory basis. Such benefits reflect a reduction to recognize, in part, the Corporation’s cost of Social Security benefits related to service for the Corporation. As a result of limitations under the Internal Revenue Code, a portion of these benefit amounts may be paid under supplemental benefit plans established by the Corporation. This table assumes retirement at age 65. At age 65 the following individuals will have the number of years of service indicated: Mr. Boscia, 34; Mr. Vaughan, 24; Mr. Gotta, 22; and Mr. Thompson, 27. Mr. Driscoll is not eligible to participate in the pension plan since he is an employee of Delaware Investments. Mr. Driscoll participates in the Delaware Management Holdings, Inc. Retirement Plan (“DRP”). The DRP is a defined contribution retirement plan in which the company contributes a fixed percentage of eligible compensation.

[2]	Final average salary is the average of an employee’s base salary paid in any consecutive 60-month period during an employee’s last ten years of active employment which produces the highest average salary. Recent base salary for the Named Executive Officers is reflected in Column (c) of the Summary Compensation Table on page 43.

Cash Balance Plan

Pension benefits under the cash balance plan equal the sum of an employee’s accumulated annual benefit and interest credits. The opening account balance was determined as the value of the benefit earned to January 1, 2002 under the final average pay plan using the U.S. Treasury bond rate. Annual benefit credits are accumulated based on years of service and base salary plus bonus (excluding 50% of the bonus in excess of $100,000). Daily interest credits are based on U.S. Treasury bond rates.

The estimated annual benefit at age 65 under the cash balance plan; assuming level compensation until retirement, U.S. Treasury bond interest credit rate of 5.5% per annum, and a straight life annuity, would be the following for the Named Executive Officers: Mr. Boscia, $736,262; Mr. Vaughan, $232,806; Mr. Gotta, $183,177; and Mr. Thompson, $167,081. Mr. Driscoll will not receive benefits from the cash balance plan since he is an employee of Delaware Investments. (See footnote 1 to Table G above.)

EXHIBIT 1

Section 10. Notice of Shareholder Business. At any meeting of the shareholders, only such business may be conducted as shall have been properly brought before the meeting, and as shall have been determined to be lawful and appropriate for consideration by shareholders at the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting given in accordance with Section 4 of this Article I, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or the chief executive officer, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder pursuant to clause (c) above, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal office of the corporation, not less than ninety days nor more than one hundred twenty days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before such anniversary date and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such shareholder notice shall be given in the manner provided herein by the close of business on the later of (i) the date ninety days prior to such Other Annual Meeting Date or (ii) the tenth day following the date such Other Annual Meeting Date is first publicly announced or disclosed. A shareholder’s notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting, including the text of any proposal to be presented, (b) the name and address, as they appear on the corporation’s stock records, of the shareholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder, and (d) any interest of the shareholder in such business. Only such business shall be brought before a special meeting of shareholders as shall have been specified in the notice of meeting given in accordance with Section 4 of this Article I. In no event shall the adjournment of an annual meeting or special meeting, or any announcement thereof, commence a new period for the giving of a shareholder’s notice as provided in this Section 10. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 10. The person presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the bylaws, or that business was not lawful or appropriate for consideration by shareholders at the meeting, and if he should so determine, he shall so declare to the meeting and any such business shall not be transacted.

EXHIBIT 2

Section 11. Notice of Shareholder Nominees. Nominations of persons for election to the board of directors of the corporation may be made at any annual meeting of shareholders by or at the direction of the board of directors or by any shareholder of the corporation entitled to vote for the election of directors at the meeting. Such shareholder nominations shall be made pursuant to timely notice given in writing to the secretary of the corporation in accordance with Section 10 of this Article I. [Note: Article 10 is attached to this Proxy Statement as Exhibit 1.] Such shareholder’s notice shall set forth, in addition to the information required by Section 10, as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (v) the qualifications of the nominee to serve as a director of the corporation. In the event the board of directors calls a special meeting of shareholders for the purpose of electing one or more directors to the board of directors, any shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the notice of meeting, if the shareholder’s notice of such nomination contains the information specified in this Section 11 and shall be delivered to the secretary of the corporation not later than the close of business on the tenth day following the day on which the date of the special meeting and either the names of the nominees proposed by the board of directors to be elected at such meeting or the number of directors to be elected are publicly announced or disclosed. In no event shall the adjournment of an annual meeting or special meeting, or any announcement thereof, commence a new period for the giving of a shareholder’s notice as provided in this Section 11. No shareholder nomination shall be effective unless made in accordance with the procedures set forth in this Section 11. The person presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that a shareholder nomination was not made in accordance with the bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

EXHIBIT 3

LINCOLN NATIONAL CORPORATION

AUDIT COMMITTEE CHARTER

I.	Purposes of the Audit Committee: The primary purposes of the Audit Committee are to:

1.	assist the Board of Directors of Lincoln National Corporation (the “Corporation”) in its oversight of:

(i)	the integrity of the Corporation’s financial statements;

(ii)	the Corporation’s compliance with legal and regulatory requirements;

(iii)	the independent auditor’s qualifications and independence; and

(iv)	the performance of the Corporation’s General Auditor and independent auditor; and

2.	prepare the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Corporation’s annual proxy statement.

The primary function of the Audit Committee is oversight. In fulfilling its responsibilities hereunder, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing, accounting reviews, or procedures.

II.	Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom the Board of Directors has determined has no material direct or indirect relationship with the Corporation or any of its subsidiaries and each of whom satisfies the applicable membership requirements of the rules of the New York Stock Exchange. The Board of Directors shall determine that: (i) each member is “financially literate,” and one member has “accounting or related financial management expertise,” as such qualifications are interpreted by the Board of Directors in its business judgment, and (ii) one member is an “audit committee financial expert,” as defined by the SEC.

No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses that determination in the Corporation’s annual proxy statement. No member of the Audit Committee may receive any compensation from the Corporation other than (i) director’s fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

Prospective members shall be recommended by the Nominating and Governance Committee of the Board of Directors, and elected annually by resolution of the Board of Directors at its first meeting following the annual meeting of shareholders. One member shall be designated from time to time by the Board of Directors as Chair of the Audit Committee (“Chair”).

III.

Meetings of the Audit Committee: The Audit Committee shall meet once every fiscal quarter, or more frequently if deemed necessary or desirable by the Chair. The Audit Committee shall meet separately at least annually with the Chief Financial Officer, the General Auditor, and the independent auditor to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed in separate session (“Separate Session”). With the exception of Separate Session, the independent auditor, Chief Financial Officer, General Counsel, General Auditor, and corporate Secretary shall customarily attend meetings of the Audit Committee. The Audit Committee may, at its discretion, meet in executive session with or without the presence of the independent auditor or corporate officers.

The Chair shall provide reasonable notice of and set an agenda for all meetings.

IV.	Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.	with respect to the independent auditor, which auditor shall report directly to the Audit Committee,

(i)	to retain and terminate the independent auditor;

(ii)	to approve all audit engagement fees and terms, as well as all non-audit engagements;

(iii)	to ensure that the independent auditor prepares and delivers at least annually a formal written statement describing: the auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Corporation, including each non-audit service provided to the Corporation by the independent auditor and the matters set forth in Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees, as amended, and to discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the Corporation’s independent auditor;

(iv)	to review and evaluate the qualifications, performance and independence of the independent auditor and the lead partner of the independent auditor;

(v)	to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing audit partner as required by law, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself; and

(vi)	if applicable, to consider whether the independent auditor’s provision to the Corporation of any non-audit services is compatible with maintaining the independence of the independent auditor.

2.	with respect to the General Auditor,

(i)	to consult with management before the appointment or replacement of the General Auditor;

(ii)	to receive from the General Auditor and review summaries of and, as appropriate, the significant reports to management prepared by the internal audit department and management’s responses thereto, and also such other reports from the General Auditor as he or she deems necessary or desirable; and

(iii)	to review the responsibilities, budget and staffing of the Corporation’s internal audit function.

3.	with respect to the Corporation’s consolidated financial statements, financial reporting process, and systems of internal accounting and financial controls,

(i)	to receive from management and the independent auditor and review a timely analysis of significant financial reporting issues and practices;

(ii)	to discuss with the independent auditor the matters required to be discussed by or referred to in Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

(iii)	to receive from the independent auditor and review the report to the audit committee required to be provided pursuant to Section 10A(k) of the Securities Exchange Act of 1934, as amended;

(iv)	to meet with management, the independent auditor, and the General Auditor:

•	to review the respective annual audit plans of the independent auditor and General Auditor;

•	to discuss the annual consolidated financial statements and the quarterly consolidated financial statements and the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s SEC filings and annual report to shareholders, if applicable;

•	to discuss any significant matters arising from any audit or report or any communication referred to in items 2(ii) or 3(ii) above, including any audit problems or difficulties, whether raised by management, the General Auditor or the independent auditor;

•	to discuss any difficulties the independent auditor encountered in the course of the audit, including any restrictions on its activities or access to requested information and any significant disagreements with management;

•	to discuss any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise), any communications between the audit team and their national office respecting auditing or accounting issues presented by the engagement, and any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Corporation;

•	to discuss any significant proposed or contemplated changes to the Corporation’s accounting principles, policies, controls, procedures, practices, and auditing plans;

•

to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation; and (d) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies; and

•	to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

(v)	to discuss guidelines and policies governing the process by which management of the Corporation and the relevant departments of the Corporation assess and manage the Corporation’s exposure to risk, and to discuss the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(vi)	to obtain from the independent auditor assurance that the audit was conducted in accordance with auditing standards generally accepted in the United States and rules and regulations set forth in Section 10A of the Securities Exchange Act of 1934, as amended;

(vii)	to review policies and procedures with respect to officers’ expense accounts and perquisites and the results of audits of these areas;

(viii)	to discuss with the General Counsel any significant legal matters that may have a material effect on the Corporation’s business or consolidated financial statements;

(ix)	to discuss the types of information to be disclosed and the type of presentation to be made by the Corporation with respect to earnings press releases and financial information and earnings guidance provided to analysts and rating agencies;

(x)	to establish hiring policies for employees or former employees of the independent auditor; and

(xi)	to establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

4.	with respect to reporting and recommendations,

(i)	to prepare any report, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Corporation’s annual proxy statement;

(ii)	to review and reassess this Charter at least annually and recommend any changes to the Board of Directors;

(iii)	to report the Audit Committee’s activities to the Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee deems appropriate; and

(iv)

to prepare and review with the Board of Directors an annual performance evaluation of the Audit Committee, to be conducted in such manner as the Audit Committee deems appropriate and to be provided either orally or in writing, which evaluation should compare the performance of the Audit Committee with the requirements of this charter.

V.	Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority to obtain advice and assistance from outside legal, accounting or other advisors as it deems appropriate, without seeking approval of the Board of Directors or management.

The independent auditor for the Corporation is ultimately accountable to the Board of Directors and the Audit Committee.

EXHIBIT 4

LINCOLN NATIONAL CORPORATION

COMPENSATION COMMITTEE CHARTER

[LAST AMENDED MARCH 13, 2004]

I.	Purposes

The Compensation Committee (the “Committee”) is a standing committee appointed by the Board of Directors (the “Board”) of Lincoln National Corporation (the “Corporation”):

1.	To discharge the Board’s responsibilities relating to compensation of the Corporation’s executives,

2.	To produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement,

3.	To insure that succession plans are in place for the CEO and other members of the Senior Management Committee,

4.	To insure that an effective management development planning process is in place consistent with the long-term needs of the Corporation, and

5.	To insure that the Corporation’s compensation and benefit plans for the CEO, key executives, officers and employees are competitive, support the Corporation’s overall business strategy and are fair in relation to personal and overall business performance.

II.	Membership, Structure and Operations

The Committee shall consist of three or more members of the Board. The members of the Committee shall meet, and shall be determined by the Board to meet, the independence requirements of the New York Stock Exchange. In addition, two or more members of the Committee shall be “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

The members of the Committee shall be elected, replaced and shall serve at the pleasure of the Board for such term or terms as the Board may determine. The Board, based on nominations recommended by the Corporation’s Nominating and Governance Committee, shall elect members of the Committee. Committee members may resign by giving written notice to the Board. A Committee member may resign Committee membership without resigning from the Board, but a member shall automatically cease to be a member of the Committee upon either ceasing to be a member of the Board or ceasing to be “independent” as required above.

The Board shall designate one member of the Committee as its chairperson. The chairperson, in consultation with Committee members, if deemed appropriate, will determine the frequency and length of meetings necessary to carry out the Committee’s responsibilities. The chairperson shall preside at each meeting or, in the absence of the chairperson, one of the other members of the Committee shall be designated as the acting chair of the meeting. The chairperson (or acting chair) may direct appropriate members of management and staff to prepare draft agendas and related background information for each Committee meeting. The draft agenda shall be reviewed and approved by the Committee chairperson (or acting chair) in advance of distribution to the other Committee members. Any background materials, together with the agenda, should if practicable be distributed to the Committee members in advance of the meeting. Written minutes of each meeting, in the form approved at a subsequent meeting, shall be duly filed in the Company records. The Corporate Secretary is responsible for the distribution of the meeting agenda and the retention of appropriate Committee documentation. The Committee may invite the CEO and members of management to its meetings, as the Committee deems appropriate.

III.	Duties and Responsibilities

The Committee’s duties and responsibilities shall be:

1.	To establish, in consultation with senior management, the Corporation’s general compensation philosophy, and oversee the development and implementation of compensation programs.

2.	To annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee shall consider, among other factors, the Corporation’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the CEO in past years. Nothing in this charter should be construed as precluding discussion of CEO compensation with the Board.

3.	To review and approve all compensation strategies, policies and programs that encompass total remuneration of the Corporation’s executive officers and key personnel.

4.	To review and approve, within its authority as set forth below, the establishment of employee benefit plans. For amounts beyond that authority, it will recommend such establishment to the Board.

5.	To make recommendations to the Board with respect to the Corporation’s incentive compensation plans and equity-based plans.

6.	To review and approve all elements of remuneration for the executive officers of the Corporation including but not limited to: (a) annual base salary level, (b) annual incentive level, (c) long-term incentive level, stock options and other equity-based awards, (d) pension and other benefits, (e) employment agreements, (f) severance agreements, (g) change in control agreements or provisions and (h) any special or supplemental benefits.

7.	To (a) administer the Company’s Stock Option Plan and any other incentive plan or program providing for performance-based awards under Section 162(m) of the Internal Revenue Code with respect to those employees who are described in subsection 16(a) of the Securities Exchange Act of 1934 or who are or are expected to be “covered employees,” as defined in Section 162(m) of the Internal Revenue Code, (b) approve all such grants or awards that are intended to be exempt from the application of either or both of such provisions, and (c) take such actions and have such responsibilities as may be set forth from time to time in such plans or programs. For purposes of Section 162(m), the Committee shall include only those members qualified as “outside” directors as defined in that section. In addition, for purposes of Rule 16b-3, the Committee shall include only those members qualified as “non-employee” directors as defined in that rule.

8.	To insure that appropriate programs and procedures are established to provide for the development, selection and succession of officers and key personnel within the Corporation. In addition, the Committee shall review and recommend for Board approval, candidates for the Chairman and Chief Executive Officer positions.

9.	To establish procedures for the Committee to exercise oversight of the evaluation of management.

10.	To make regular reports to the Board of actions taken and other matters deemed appropriate to be brought to the Board’s attention at the next Board meeting.

11.	To review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

12.	To perform a self-evaluation of the performance of the Committee annually. The evaluation shall be conducted in such manner as the Committee deems appropriate. The evaluation shall compare the performance of the Committee with the requirements of this charter.

13.	To perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.	Authority

1.	The Committee shall have authority to approve employee benefit and executive compensation plans and programs, provided the present value cost for each plan or change to a plan will not exceed $20 million for the next five years after the effective date of such change.

2.	The Committee may form and delegate authority to one or more subcommittees comprised of one or more members of the Committee.

3.	The Committee shall have sole authority to retain and terminate any compensation consultant and shall have sole authority to approve the consultant’s fees and other terms of retention.

4.	The Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

V.	Resources

The Committee shall have the resources necessary to discharge its duties and responsibilities.

EXHIBIT 5

LINCOLN NATIONAL CORPORATION

NOMINATING AND GOVERNANCE

COMMITTEE CHARTER

[LAST AMENDED MARCH 13, 2004]

I.	Purposes

The Nominating and Governance Committee (the “Committee”) is a standing committee appointed by the Board of Directors (the “Board”) of Lincoln National Corporation (the “Corporation”):

1.	To assist the Board by identifying individuals qualified to become Board members,

2.	To recommend to the Board the director nominees for the next annual meeting of shareholders,

3.	To take a leadership role in shaping the corporate governance of the Company and recommend to the Board the Corporate Governance Guidelines applicable to the Corporation,

4.	To recommend to the Board director nominees for each Board committee,

5.	To evaluate competencies appropriate for the Board and to identify missing or under-represented competencies, and

6.	To assist in the evaluation of the Board and the evaluation of individual directors.

II.	Membership, Structure and Operations

The Committee shall consist of three or more members of the Board. The members of the Committee shall meet, and shall be determined by the Board to meet, the independence requirements of the New York Stock Exchange. The members of the Committee shall be elected, replaced and shall serve at the pleasure of the Board for such term or terms as the Board may determine. Committee members may resign by giving written notice to the Board. A Committee member may resign Committee membership without resigning from the Board, but a member shall automatically cease to be a member of the Committee upon either ceasing to be a member of the Board or ceasing to be “independent” as required above.

The Board shall designate one member of the Committee as its chairperson. The chairperson, in consultation with Committee members, if deemed appropriate, will determine the frequency and length of meetings necessary to carry out the Committee’s responsibilities. The chairperson shall preside at each meeting or, in the absence of the chairperson, one of the other members of the Committee shall be designated as the acting chair of the meeting. The chairperson (or acting chair) may direct appropriate members of management and staff to prepare draft agendas and related background information for each Committee meeting. The draft agenda shall be reviewed and approved by the Committee chairperson (or acting chair) in advance of distribution to the other Committee members. Any background materials, together with the agenda, should if practicable be distributed to the Committee members in advance of the meeting. Written minutes of each meeting, in the form approved at a subsequent meeting, shall be duly filed in the Company records. The Corporate Secretary is responsible for the distribution of the meeting agenda and the retention of appropriate Committee documentation. The Committee may invite the CEO and members of management to its meetings, as the Committee deems appropriate.

III.	Duties and Responsibilities

The Committee’s duties and responsibilities shall be:

1.	To identify individuals believed to be qualified to become Board members and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders. In the case of a vacancy on the Board (including one created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through election by the Board or by shareholders.

In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience, the extent to which the candidate’s experience complements the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider candidates proposed by management, but is not required to do so.

2.	To establish procedures for the Committee to exercise oversight of the evaluation of the CEO (in cooperation with the Compensation Committee) and the Board. Board evaluation includes assessing overall Board membership against required Board competencies, effectiveness of Board meetings and relationships between Board members and management.

In addition, the Nominating and Governance Committee is responsible for individual director assessments as set forth in the Corporation’s Guidelines on Corporate Governance.

3.	To recommend to the Board members to serve on each committee of the Board and to identify Board members qualified to fill vacancies on any committee of the Board (including the Nominating and Governance Committee).

In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including, without limitation, the consistency of the candidate’s experience with the goals of the committee and the extent to which the candidate’s experience complements the experience of the other committee members.

4.	To review and make recommendations to the Board regarding shareholder nominations for election as directors made in accordance with the procedures set forth in Article I, Section 11 of the Corporation’s Bylaws.

5.	To recommend to the Board the class of directors in which a nominee should serve.

6.	To recommend to the Board from time to time any changes the Committee believes desirable in the size of the Board or in the size, function or structure of the standing committees of the Board.

7.	To develop and recommend to the Board for inclusion in the Corporation’s Guidelines on Corporate Governance standards for determining the independence of directors consistent with the requirements of the New York Stock Exchange and other applicable laws or regulations and review those standards and recommend to the Board appropriate changes, if any, at least annually.

8.	To develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, and to review those principles and recommend to the Board appropriate changes, if any, at least annually.

9.	To make regular reports to the Board no less frequently than annually.

10.	To perform a self-evaluation of the performance of the Committee annually. The evaluation shall be conducted in such manner as the Committee deems appropriate. The evaluation shall compare the performance of the Committee with the requirements of this charter. The evaluation shall also recommend to the Board any improvements to the committee’s charter deemed necessary or desirable by the Committee.

11.	To recommend an overall compensation program for directors, including retainer, meeting fees, perquisites, deferred compensation, stock option plans or other incentive or retirement plans, and medical and life insurance coverage.

12.	To recommend share ownership expectations of Board members.

13.	To recommend to the Board such additional actions related to corporate governance matters as the Committee deems advisable from time to time.

14.	To perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.	Authority

1.	The Committee may form and delegate authority to one or more subcommittees comprised of one or more members of the Committee.

2.	The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firms’ fees and other terms of retention.

3.	The Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

V.	Resources

The Committee shall have the resources necessary to discharge its duties and responsibilities.

EXHIBIT 6

Lincoln National Corporation

Board of Directors

Guidelines on Corporate Governance

[LAST AMENDED MARCH 13, 2004]

I.	Introduction

The Board of Directors of Lincoln National Corporation (the “Corporation” or “LNC”), acting on the recommendation of its Nominating and Governance Committee, has developed and adopted a set of Guidelines on Corporate Governance (the “Guidelines”) to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions.

II.	Membership Criteria

A majority of the Board shall at all times be comprised of independent directors as defined by the applicable New York Stock Exchange (“NYSE”) listing standards. Members of the Board of Directors should have the highest professional and personal honesty and integrity, consistent with longstanding values and standards of the Corporation. They should have broad experience at the policy-making level in business, government, education, insurance, investment management or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.

The Nominating and Governance Committee is responsible for reviewing with the Board periodically the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, age, professional accomplishments, integrity, skills such as understanding of marketing, finance, accounting, regulation and public policy, international background, commitment to the Corporation’s shared values, etc. – all in the context of an assessment of the perceived needs of the Board at that point in time.

The independent directors shall not serve on more than four boards of public companies in addition to the LNC board, and inside directors shall not serve on more than two boards of public companies in addition to the LNC board.

III.	Duties and Responsibilities

A.	Attending Board meetings and Board Committee meetings on which they serve and spending the time needed to review meeting materials and properly discharge their responsibilities.

B.	Evaluating the performance of the Corporation and its executive management including: (i) overseeing the conduct of the Corporation’s business to evaluate whether it is being effectively managed, including through regular meetings of the outside directors without the presence of management and (ii) selecting, regularly evaluating and planning for the succession of the Chief Executive Officer (“CEO”) and such other members of executive management as the Board deems appropriate, including fixing the compensation of such individuals.

C.	Evaluating the CEO at least annually. The Lead Director will chair a meeting of independent directors to discuss the evaluation and will communicate the results to the CEO. In the absence of the Lead Director, the Chair of the Compensation Committee will have this responsibility.

The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, management development, and the like. Criteria should be developed by the CEO in consultation with the Compensation Committee and approved by the Board.

The evaluation will be used by the Compensation Committee in the course of its deliberations when considering the compensation of the CEO.

D.	Reviewing the annual succession planning report from the CEO including the position of CEO and all members of the Senior Management Committee.

E.	Reviewing the annual management development program report from the CEO.

F.	Reviewing the Corporation’s strategic plans and objectives, including the principal risk exposures of the Corporation.

G.	Providing advice and counsel to the CEO and other executive management of the Corporation.

H.	Assisting management in the oversight of compliance by the Corporation with applicable laws and regulations, including the public reporting obligations of the Corporation.

I.	Overseeing management in the safeguarding of assets through the maintenance of appropriate accounting, financial and other controls.

J.	Electing members of Board committees and overseeing any required or appropriate Committees of the Board established for purposes of executing any delegated responsibilities from the Board.

K.	Determining the form and amount of compensation for Directors taking into account their responsibilities as such and as members of any Committee of the Board.

L.	Evaluating the overall effectiveness of the Board as well as selecting and recommending to shareholders for election an appropriate slate of candidates for the Board.

In discharging their responsibilities, directors must exercise their business judgment to act in a manner that they believe in good faith is in the best interests of the Corporation and its shareholders. In carrying out their responsibilities directors should be entitled to rely on the honesty and integrity of the Corporation’s officers and outside advisers and auditors.

Directors shall be entitled to require that the Corporation purchase reasonable liability insurance on their behalf and to accord them the benefits of indemnification and exculpation to the fullest extent permitted by applicable law and the Corporation’s Articles of Incorporation and Bylaws.

IV.	Structure and Operation of the Board

A.	Size and Composition

1.	Size of the Board - It is the sense of the Board that a size of 10 to 13 directors is most favorable. However, the Board would be willing to go to a somewhat larger size in order to accommodate the availability of an outstanding candidate.

2.

Mix of Non-Independent and Independent Directors - The Board believes that as a matter of policy, the composition of the Board should include the President, if elected, and the Chair of the Board, if elected. All other directors should be independent. The definition of “independent director” shall be as set forth in the rules of the NYSE, as such rules may from time to time be amended.

3.	Former Employee Board Membership – A director who is an employee will cease to be a director as of the date the director ceases to be an employee, for whatever reason.

4.	Selection of New Director Candidates - The Board itself should be responsible, in fact as well as procedure, for selecting its own members. The Board delegates the screening process involved to the Nominating and Governance Committee with input from the CEO.

5.	Extending the Invitation to a New Potential Director to Join the Board - The invitation to join the Board should be extended by the Board itself through the Chair of the Nominating and Governance Committee and, if desired, the Chairman of the Board, together with other independent director(s) when deemed appropriate.

6.	Directors Who Change Their Present Job Responsibility - Individual directors who change their employment status should inform the CEO and the Chair of the Nominating and Governance Committee of the change. In addition, they must volunteer, in writing, to resign from the Board. The Nominating and Governance Committee, in consultation with the CEO, will evaluate the offer to resign and make a recommendation to the Board.

7.	Directors Who Desire to Accept a Board Position with Another Public Company - Individual directors who desire to accept a directorship (or, in the case of a business entity other than a corporation, a comparable position) (“Directorship”) of a corporation or other business entity with a class of securities registered under the Securities Exchange Act of 1934 (i.e., a public company) should inform the CEO in advance of such acceptance.

The CEO, after considering any conflict of interest, antitrust or other matters deemed appropriate, will advise the director in writing of the Corporation’s position. The CEO will also apprise the Corporate Secretary, the Chair of the Conflicts of Interest Committee, and the Board of his/her determination. If the Corporation’s position is that the director should not be permitted to accept the Directorship while continuing as a director of the Corporation, the director shall inform the CEO whether he/she nevertheless intends to accept the Directorship and shall resign from the Board prior to doing so.

8.	Term Limits - The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Corporation and its operations and, therefore, provide an increasing contribution to the Board as a whole.

9.	Retirement Age - Independent directors shall retire from the LNC board and the boards of LNC’s subsidiaries, if any, upon the attainment of age 70. Inside director(s) shall retire pursuant to the Retirement Policy for the Senior Management Committee.

B.	Offices of Chairman and CEO

Currently, the Bylaws of LNC provide that the Chair of the Board, if elected, and the President, if elected, will be chosen from among the directors. If both offices are filled, the Board designates one of the officers as the Chief Executive Officer. If only one office is filled, that officer is the Chief Executive Officer.

The Board has no policy respecting the need to separate the offices of Chair of the Board and CEO. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Corporation to make a determination whenever it elects a new CEO. The Board recognizes that there may be circumstances in the future that would lead it to separate these offices, but the Board believes there is no reason to do so at this time.

C.	Lead Director

At the Board meeting associated with the Annual Meeting of Shareholders each year (the “Annual Board Meeting”), the Board will decide whether to designate a lead director of the Board (the “Lead Director”) to serve until the next Annual Board Meeting. The Board can, of course, terminate or initiate such designation at any time between Annual Board Meetings if it so desires. If the Board decides to designate a Lead Director, the director so designated shall be chosen from among the independent directors and shall perform the following functions: 1) be available to the CEO for consultation on issues of corporate importance which may involve Board action and in general be a resource to the Chairman/CEO on an as needed basis; 2) chair meetings of the independent directors (which normally will be held in conjunction with the regular meetings of the Board of directors); 3) refer and defer to appropriate Board committee chairs all matters within the scope of such committees as may be set forth from time to time in the respective committee charters; 4) be a key communicator, along with committee chairs, between the directors and the Chairman/CEO on matters deemed appropriate by the Board; (However, it should be clear that the Chairman/CEO is responsible directly to the Board in its entirety and individual Board members have the prerogative of communicating directly with the Chairman/CEO and the reverse.); 5) be available to independent directors for discussion of Board issues or other matters; and 6) in the event of the incapacitation of the CEO, contact the corporate secretary to call a meeting of directors pursuant to Article II, Section 3 (Special Meetings) of the Corporation’s Bylaws to consider what action is appropriate, including the possible election of an acting CEO or a new CEO.

D.	Board Meetings

1.	Frequency – The Board shall meet at least six times a year. Additional meetings may be scheduled as necessary or appropriate in light of circumstances.

2.	Selection of Agenda Items for Board Meetings - The CEO, in consultation with the Lead Director, will establish the agenda for each Board meeting. At the beginning of the fiscal year the CEO will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen) and will review it with the Board. Each director is free to suggest the inclusion of items on the agenda. Each director is free to raise at any Board meeting subjects that are not on the agenda for that meeting. At least one Board meeting each year will, among other things, be for the purpose of reviewing: (i) long-term strategic plans and the principal issues that LNC will face in the future, (ii) strategic objectives, (iii) business and financial performance for the prior year, including a review of the achievement of strategic objectives, and (iv) the Corporation’s compliance with applicable law and listing standards.

3.	Regular Attendance of Non-Directors at Board Meetings - The CEO may invite officers to attend Board meetings. An objective of the Board, however, is to limit the number of outsiders in meetings. Therefore, attendance by non-directors should be restricted to topics where their expertise is desired.

4.	Board Materials Distributed in Advance - It is the sense of the Board that information and data that are important to the Board’s understanding of the business be distributed in writing to the Board before the Board meets. The officers will make every attempt to see that this material is as brief as possible while still providing the desired information.

5.	Presentations - As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the material. On those occasions in which the subject matter is too sensitive to put on paper, the presentation will be discussed at the meeting.

6.	Minutes – The Secretary of the Corporation normally shall record minutes of all meetings of the Board and Shareholders. In the absence or incapacity of the Secretary, the Chairman may designate an Assistant Secretary, a Director, the General Counsel or outside counsel to record the minutes of meetings of the Board, Board Committees or Shareholders.

With respect to any matter, a Director voting against a proposal may ask to have his or her dissent recorded in the minutes of the meeting, and the Secretary shall do so.

7.	Executive Sessions of Independent Directors - The independent directors will meet in executive session in connection with each regularly scheduled Board meeting and at such other times as they may desire. Each regularly scheduled Board meeting agenda will specify an executive session. Executive sessions are meetings of independent directors. Inside directors and management do not attend these sessions. Executive sessions are not Board meetings. Any matter may be discussed during an Executive Session, but Board action cannot be taken during such sessions. Board action may only be taken at Board meetings (including telephonic meetings) or by the unanimous written consent of all Board members to action without a meeting. Executive sessions will be chaired by the Lead Director who will provide feedback to the CEO. In the Lead Director’s absence, the chair of the Nominating and Governance Committee will chair these sessions. Board committees that are composed of both inside and independent directors may have executive sessions at which inside director(s) are not present on a basis similar to executive sessions of the Board.

Minutes need not be taken at executive sessions of the Board or Board committees composed of both inside and independent directors. If minutes are taken, they should not be kept with or included in the minutes of the Board or Board committee. If a committee is composed solely of independent directors and management personnel are asked to leave, whether minutes need to be taken depends on whether the committee meeting is adjourned. If management is asked to leave, but the meeting is not adjourned, then minutes need to be taken and are part of the official minutes of the committee. If the meeting is adjourned, and independent directors meet without management, minutes need not be taken, and, if taken, should not be kept with our included in the minutes of the meeting. If minutes are taken during an executive session, the chair of the session should designate an acting secretary for the session.

E.	Access to Management

Board members shall have complete access to LNC’s officers and counsel. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operation of the Corporation and that such contact, if in writing, be copied to the CEO.

Furthermore, the Board encourages the CEO to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas and (b) represent managers with future potential that the senior officers believe should be given exposure to the Board.

F.	Access to Outside Counsel and Other Advisors

The Board and Board Committees may retain outside counsel, financial or other advisors, as they deem appropriate, without consulting with or obtaining the approval of any officer of the Corporation with respect to any issue relating to matters subject to their respective authority.

G.	Board Interaction with Institutional Investors, the Press, Customers, etc.

The Board believes that the appropriate officers speak for the Corporation. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Corporation. It is expected that Board members would do this with the knowledge of the CEO and, absent unusual circumstances, only at the request of the CEO.

In no event shall any Director disclose any material non-public information concerning the Corporation. Among other considerations, such disclosures may violate applicable law. Questions about such information should be directed to the General Counsel. In the event that a Director inadvertently discloses information that may be material and non-public, he or she should immediately so advise the General Counsel.

H.	Committees of the Board

1.	Committee Structure - The Board has the following committees: the Audit Committee, the Compensation Committee, the Development Committee, the Nominating and Governance Committee, the Pricing Committee and the Securities Committee. The Board has the flexibility to form a new committee. It is the policy of the Board that only independent directors serve on the Audit, Compensation and Nominating and Governance Committees. All independent directors should be a member of at least one committee and, ideally, two. Committee chairs shall serve on a committee in addition to the one that they chair only in cases where the Board believes they will have adequate time to properly handle both responsibilities. All non-independent directors shall be members of the Development Committee. Ideally, all committees should have a minimum of four independent directors. The Board shall have authority to disband any ad hoc or standing Committee when it deems it appropriate to do so, provided that the Corporation shall at all times have Audit, Compensation, and Nominating and Governance committees and such other committees as may be required by applicable law or listing standards.

The members of the Audit, Compensation and Nominating and Governance committees shall at all times meet the independence and other requirements of applicable law and listing requirements.

2.	Written Charters – Each standing Committee shall have a written charter, which shall be approved by the Board and state the purpose of such Committee. Committee charters shall be reviewed not less frequently than annually to reflect the activities of each of the respective Committees, changes in applicable law or regulation and other relevant considerations, and proposed revisions to such charters shall be approved by the Board.

3.	Assignment and Rotation of Members - The Nominating and Governance Committee recommends to the Board the members and chairs of the committees taking into account the desires of individual Board members and the suggestions of the CEO. The Board elects committee members and designates committee chairs.

It is the sense of the Board that consideration should be given to periodically rotating committee chairs and members. The Board does not feel that committee members’ rotation should be mandated as a policy since there may be reasons at a given point in time to maintain an individual director’s committee membership for a longer period or to shorten the period. The learning time to become an active contributor on a particular committee is also a factor. Committee chairs shall serve for a minimum of three years and a maximum of six years unless such limitations are shortened or extended by the Board.

4.	Agendas - The chair of each committee, in consultation with its members and the appropriate corporate officers, will develop the committee’s agenda and frequency and length of meetings consistent with its charter.

At the beginning of the fiscal year each committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The schedule for each committee will be furnished to all directors.

Directors may attend any Board committee meetings where subjects of particular interest to them are being discussed. It is expected, however, directors would consult with the chair of the committee before attending.

I.	Compensation of Directors

The Board sets the level of compensation for directors, based on the recommendation of the Nominating and Governance Committee. Directors who are also current employees of the Corporation receive no additional compensation for service as directors.

From time to time the Nominating and Governance Committee shall review the amount and form of compensation paid to directors, taking into account the compensation paid to directors of other companies in its peer group and other large U.S. companies of similar size. An appropriate officer will report once a year to the Committee the status of the Corporation’s Board compensation in relation to its peer group and other U.S. companies of similar size. The Committee’s review may be conducted with the assistance of outside experts in the field of executive compensation.

Changes in Board compensation, if any, should come at the recommendation of the Nominating and Governance Committee, but with full discussion and concurrence by the Board.

It is the policy of the Board that a portion of director compensation be in the form of stock. The current stock ownership target is five times the retainer within a five-year period after joining the Board.

J.	Director Orientation and Education

New Directors shall participate in an orientation program, which shall generally be conducted within two months of the new Director’s election. The agenda for the orientation program shall be determined by the Chairman, in consultation with the Chief Executive Officer (if different from the Chairman), the Chief Financial Officer, the General Counsel, and the Lead Director, who may consult, as appropriate, with Chairpersons of the standing committees. The orientation program shall address the Corporation’s strategic plans, significant risk exposures, compliance programs (including its code of business conduct and ethics) and may include presentations by the Corporation’s executive management, internal auditors and independent auditors, as well as one or more visits to the Corporation’s headquarters or other operating sites. All Directors shall be invited to attend each orientation program. The Board shall encourage Directors to participate in continuing education programs, and the Corporation shall pay the reasonable expenses of attendance by a Director of at least one such program per year.

K.	Annual Assessment of the Board’s Performance

The Board shall conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. To assist the Board in this self-evaluation, the Nominating and Governance Committee is responsible for preparing an annual assessment of the Board’s performance. This assessment will be discussed with the full Board following the end of each fiscal year. This assessment should be of the Board’s contribution as a whole and specifically review areas in which the Committee or the CEO believes a better contribution could be made. Its purpose is to increase the effectiveness of the Board, not to target individual Board members.

In addition, the Nominating and Governance Committee is responsible for individual director assessments and shall obtain input for such assessments from all Board members other than the director being assessed. These assessments, including confidential feedback to the director, will be completed at least one year prior to a director’s anticipated nomination for a new term. The lead director shall be responsible for confidentially communicating the results of an individual director assessment to the director. The purposes of such assessments are to improve the effectiveness of each director and to provide input to the Nominating and Governance Committee regarding whether a director should be nominated for a new term.

L.	Public Availability of Governance Documents

These Guidelines on Corporate Governance; the charters for the Audit, Nominating and Governance, and Compensation Committees; and the Corporation’s Code of Business Conduct and Ethics shall be posted on the Corporation’s website. The Corporation’s annual report on Form 10-K filed with the SEC shall state that the foregoing information is available on its website, and that the information is available in print to any shareholder who requests it.

V.	Guidelines For Determining the Independence of Directors

Following are the criteria to be used to determine the independence of each director of the Corporation, in accordance with the requirements set forth in Section 303A of the New York Stock Exchange Listed Company Manual, which apply to all companies listed with the NYSE, and as required by The Sarbanes-Oxley Act of 2002. A director will be considered by the Board to be independent if the director has no material relationship with the Corporation (directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation) other than as a director. Material relationships may include, but are not limited to, commercial, industrial, banking, consulting, legal, accounting, charitable and familiar relationships. The following is a list of the criteria that the Board of Directors shall apply in making such determinations.

A.	A director who is an employee, or whose immediate family member is an executive officer, of the Company is not independent until three years after the end of such employment relationship.

B.	A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

C.	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company is not independent until three years after the end of the affiliation or the auditing relationship.

D.	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serves on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship.

E.	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues is not independent until three years after falling below such threshold.

F.	A director who is also a member of the Corporation’s Audit Committee must meet the following additional requirements regarding independence as required by Rule 10A-3(b)(1)(ii) under the Securities Exchange Act of 1934:

1.	A director is not independent if he or she accepts, directly or indirectly, any consulting, advisory, or other compensatory fee from Company or any of its subsidiaries, other than the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service)

2.	A director is not independent if he or she is an “affiliated person” (as defined in Section 10A-3 of the Exchange Act) of the Company or any of its subsidiaries.

Notwithstanding the categorical standards set forth above, in order for a director to be deemed to be independent under the NYSE Listed Company Manual, the Board of Directors must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company, including any contributions the Company made to a charitable organization of which the director serves as an executive officer).

VI.	Code of Business Conduct and Ethics

The Board expects all directors, as well as officers and employees, to display the highest standard of ethics, consistent with the longstanding values and standards of the Corporation. The Corporation has adopted a Code of Business Conduct and Ethics applicable to directors, officers and employees that is designed to support the values and standards of the Corporation and to comply with the laws, rules and regulations that govern the Corporation’s business. Directors are expected to report any possible conflict of interest between the director and the Corporation to the Board, and the Board shall take appropriate action. The Board or a Board committee must approve all waivers of the Code of Business Conduct and Ethics for executive officers and directors and all such waivers shall be promptly disclosed to shareholders.

VII.	Securityholder Communications Process

The Corporation shall provide a process for security holders to send communications to the Board. The Board [has approved] a process for such security holder communications based on the recommendation of the [Nominating and Governance Committee]. Such communications process, along with the identity of the directors to whom security holders can send communications and other relevant information, shall be described in the proxy statement relating to the Corporation’s annual meeting of shareholders. The Board shall review such security holder communications process from time to time and implement such changes, if any, as it deems appropriate.

VIII.	Certification with respect to NYSE Corporate Governance Listing Standards

The Corporation’s CEO shall certify annually as required by NYSE rules that, as of the date of certification, he is not aware of any violations by the Corporation of applicable NYSE corporate governance listing standards. The Corporation’s CEO shall promptly notify the NYSE in writing after any executive officer of the Corporation becomes aware of any material non-compliance with any applicable NYSE corporate governance listing standard.

IX.	Revisions of These Guidelines

Each year, the Nominating and Governance Committee shall re-evaluate these Guidelines and recommend to the Board such revisions as it deems necessary or appropriate for the Board to discharge its responsibilities more effectively.

EXHIBIT 7

The Lincoln National Corporation

Deferred Compensation Plan for

Non-Employee Directors,

THE LINCOLN NATIONAL CORPORATION

DEFERRED COMPENSATION PLAN

FOR NON-EMPLOYEE DIRECTORS

I. DEFINITIONS		76

II. PARTICIPATION: TYPES OF DEFERRALS		77

2.01	Participation in the Plan	77
2.02	Election to Defer Compensation	78
2.03	Timing of Elections	78
2.04	Timing of Deferrals	78

III. ADMINISTRATION OF ACCOUNTS		78

3.01	In General	78
3.02	Distribution Year Accounts/Registration Year Accounts	78
3.03	Administration of Investment Option Sub-Accounts	78
3.04	Transfers Among Sub-Accounts
3.05	Investment Options Available	79
3.06	Phantom Dividends on Stock Units	79

IV. AUTHORIZATION OF SHARES/RESTRICTIONS ON SHARES		79

4.01	Number of Shares Available	79
4.02	Uses of Shares	80
4.03	Changes in Capital and Corporate Structure	80

V. DISTRIBUTIONS		80

5.01	General	80
5.02	Distributable Events	80
5.03	Distribution of Units and Stock Units	80
5.04	Default Distribution Form	80
5.05	Alternative Distribution Forms	80
5.06	Distribution of Stock Units	81
5.07	Date of Distribution	81

VI. MISCELLANEOUS		81

6.01	Beneficiary Designations	81
6.02	Non-Assignment of Benefits	81
6.03	Determination of Value of Stock Units	81
6.04	No Contract of Employment	81
6.05	Unfunded Status	81
6.06	Scope of Authority of Benefits Administrator	81
6.07	Amendment of Plan	82
6.08	Termination of Plan	82
6.09	Resignation of Directors	82
6.10	Waiver of Claims	82

6.11	Incapacitation	82
6.12	Governing Law

Appendix A – Investment Options

Appendix B – Eligible Compensation

THE LINCOLN NATIONAL CORPORATION

DEFERRED COMPENSATION PLAN

FOR NON-EMPLOYEE DIRECTORS

This Deferred Compensation Plan for Non-Employee Directors of Lincoln National Corporation has been established and is maintained by Lincoln National Corporation (the “Company”) for the purpose of attracting and retaining talented individuals to serve on its Board of Directors by providing them with a competitive level of compensation. Eligible Directors shall receive, from time to time, awards under this Plan in partial payment of their annual retainer fees, and for other specified purposes. In addition, Eligible Directors may elect to defer compensation under the Plan for distribution upon resignation or retirement from the Board pursuant to the provisions herein.

Article I

Definitions

Any capitalized terms shall have the meanings set forth below:

1.01	Account. The terms “Account” or “Accounts” refers to the separate deferred compensation account(s) established by the Company in the name of each Participant. Each Account is a bookkeeping device only, established for the sole purpose of crediting and tracking notional investments made by the Participant in the Investment Options available under the Plan. The Company may also establish one or more “Sub-Accounts” in the name of each Participant, representing the various notional Investment Options chosen by the Participant. The administration of Accounts is described in more detail in Article III.

1.02	Affiliate. The term “Affiliate” shall mean any corporation or other entity where fifty percent (50%) or more of the voting stock of such corporation or ownership interest in such other entity is owned, directly or indirectly, by the Company. As determined by the Benefits Administrator, a corporation or other entity may be deemed to be an Affiliate even if the percentage of ownership is less than fifty percent (50%).

1.03	Beneficiary. The word “Beneficiary” refers to any individual or trust designated by the Participant, in accordance with the provisions in Section 6.01, to receive amounts to which the Participant would be entitled to receive under this Plan in the event of the Participant’s death.

1.04	Benefits Administrator. The “Benefits Administrator” shall be the Nominating and Governance Committee of the Board of Directors of the Company (the “Committee”). The Committee may delegate any part of the administration of this Plan to the Senior Vice-President of Human Resources of the Company, or, if this position is vacant, the most senior member of the Human Resources Department.

1.05	Company. The term “Company” refers to Lincoln National Corporation.

1.06	Compensation. For purposes of the Plan, “Compensation” means the cash compensation paid or payable to a Participant by the Company in the form of an Annual Retainer, an Annual Committee Chairperson Retainer, or an Annual Lead Director Fee, or any other cash payment explicitly deferrable under this Plan. A list of Compensation eligible to be deferred under this Plan is included in Appendix B.

1.07	Deferral. The word “Deferral” or “Deferrals” refers to any amount of Compensation with respect to which a Participant has made an Election to defer pursuant to the terms and conditions of this Plan described in Sections 2.01(c) and 2.02 below, and to any portion of an Annual Retainer or other amounts required to be credited to an Eligible Director in the form of Stock Units pursuant to Sections 2.01(a) and 2.01(b) of the Plan.

1.08	Election. The term “Election” refers to the affirmative action taken in writing by the Participant pursuant to Section 2.02 to defer Compensation under this Plan, or the administrative action taken in writing by the Participant pursuant to Section 3.05 of the Plan to change investment allocations or transfer amounts from one Investment Option to another, subject to certain restrictions, or the administrative action taken in writing by the Participant pursuant to Section 5.05 of the Plan to elect an alternative distribution form.

1.09	Eligible Director. An “Eligible Director” is any member of the Board of Directors of the Company who is not an employee or officer of the Company or any Affiliate.

1.10	Insider. “Insider” means any Participant who is subject to the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934.

1.11	Investment Options. The term “Investment Options” refers to the list of investments options available to Participants for notional investment of certain Deferrals under the Plan, as set forth in Appendix A to the Plan, as amended from time to time.

1.12	Participant. The word “Participant” refers to any person for whom a Deferral has been credited under this Plan.

1.13	Plan. The word “Plan” refers to the Lincoln National Corporation Deferred Compensation Plan for Non-Employee Directors, effective July 1, 2004, including Appendices.

1.14	Plan Year. The “Plan Year” refers to the period beginning each January 1st and ending each December 31st. Notwithstanding the foregoing, the first Plan Year shall be a short plan year, beginning July 1, 2004 and ending December 31, 2004.

1.15	Resignation Year Account. The term “Resignation Year Account” refers to the Account established by the Company for each Participant, such that amounts credited to this Account shall be, or begin to be, distributed when the Participant resigns or retires from the Board of Directors, whether such departure is voluntary or involuntary.

1.16	Stock Units. “Stock Units” means “phantom” shares of Lincoln National Corporation common stock (“LNC Stock”) that may be made available under this Plan to Participants as an Investment Option. Stock Units shall be notionally credited to a Participant’s Account pursuant to Section 2.01(a) and/or 2.01(b) of the Plan. A Participant’s voluntary Deferrals to his or her Stock Unit Sub-Account, or transfers from Units to Stock Units (as described in greater detail in Section 3.05 below) are allowed only as provided under the Lincoln National Corporation Policy on Insider Trading. In addition, Deferrals or transfers into Stock Unit Sub-Accounts shall be restricted to “Open Window Periods” (thirty (30) day periods) commencing on either (a) the third trading day after the release of the Corporation’s quarterly or annual earnings, or (b) the fifth business day after the filing of the Corporation’s annual report on Form 10-K to shareholders.

1.17	Units. “Units” means “phantom” shares of the Investment Options available under this Plan as set forth in Appendix A, excluding Stock Units. Units shall be notionally credited to a Participant’s Account pursuant to his or her Deferral Election.

Article II

Participation: Types of Deferrals

2.01	Participation in the Plan. Each Eligible Director shall become a Participant immediately upon the crediting of any amounts to such Participant’s Account pursuant to Sections 2.01(a), (b), or (c) below.

a.

Automatic Deferrals. At the recommendation of the Nominating and Governance Committee, the Board of Directors of the Company (the “Board”) may require that a portion of the remuneration for services of each Eligible Director be credited as a Deferral in the form of Stock Units under this Plan. The number of Stock Units shall be determined by dividing the dollar amount that the Board determines shall be thus credited by the final sales price quoted by the New York Stock Exchange Composite Listing of a share of LNC Stock of the same class as the Stock Units on the date of the Annual Meeting of Shareholders of the Company, or on such other date or dates as the Board may prescribe, and such Stock Units shall be credited to the Eligible Director’s Account at that time.

b.	1993 Stock Plan Deferrals. Any Stock Units otherwise to be credited to a Non-Employee Director on or after July 1, 2004, as a result of dividend equivalent payments on awards granted under the 1993 Stock Plan for Non-Employee Directors, shall be credited as Stock Units to his or her Stock Unit Sub-Account under this Plan, charged against the number of shares available under Article IV of this Plan, and administered in accordance with the terms of this Plan. The number of Stock Units to be credited under this Section shall be determined by dividing the dollar amount of the dividend equivalent payment by the final sales price quoted by the New York Stock Exchange Composite Listing of a share of LNC stock of the same class as the Stock Units on the dividend record date.

c.	Elective Deferrals. Each Eligible Director may elect to defer payment of Compensation pursuant to Section 2.02 below.

2.02	Election to Defer Compensation. An Eligible Director wishing to defer Compensation in the Plan shall file an irrevocable Election in writing with the Company in the form specified by the Benefits Administrator. The Participant may elect to defer any or all of the Compensation that he or she would otherwise have been entitled to receive in the next Plan Year beginning after such Election is made. The Election form shall specify the timing of Deferrals under the Plan, as provided in Section 2.03 below. A new Election must be made for each Plan Year in which the Participant wishes to make a Deferral.

2.03	Timing of Elections. Each Election must be filed with the Benefits Administrator prior to the beginning of the calendar year in which the first day (January 1st) of the next Plan Year falls. Notwithstanding the foregoing, each newly Eligible Director may file an Election within thirty (30) days of first becoming eligible to participate in this Plan. Upon expiration of the period for making an Election, an Election shall be irrevocable with respect to any Plan Year to which such Election relates.

Article III

Administration of Accounts

3.01.	In General. The Benefits Administrator shall, in its absolute and sole discretion, and subject to review and supervision only to review and supervision by the Board, develop policies and procedures from time to time for use in the administration and record-keeping of the Units and Stock Units credited to Participant Accounts. The Benefits Administrator may delegate his or her responsibilities to other persons, or retain the services of lawyers, accountants, or third parties to assist with the administration of the Plan. Any expenses incurred by the Company (including expenses for Federal and State income taxes) in connection with maintaining a Participant’s Account may be charged against such Participant’s Account.

3.02.	Resignation Year Account. Upon a Participant’s first becoming a Participant under this Plan, the Company shall establish a Resignation Year Account in the name of the Participant, to which any Deferrals (as described in Section 2.01) shall be credited.

3.03.	Administration of Investment Option Sub-Accounts. The Company makes the following representations concerning the crediting of Deferrals to Participant Sub-Accounts:

a.

The Company shall establish a Sub-Account for each Investment Option elected by the Participant. The Company shall credit amounts deferred by the Participant, together with any gains or losses that would otherwise have accrued or been incurred with respect to Deferral amounts as if such amounts had actually been invested in the designated or elected Investment Options selected by the Participant, to the appropriate Sub-Account(s). All Deferrals will be credited in Units or Stock Units of the Investment Option designated or elected, as appropriate.

b.	Investment in the Investment Options is notional only. Units of each Investment Option, including Stock Units representing “phantom” or notional shares of LNC Stock, are credited to Participants solely for the purpose of tracking the performance of the underlying investments.

c.	With respect to Units credited to a Participant’s Sub-Accounts under the Plan, the Participant shall have no right to claim the underlying assets, shares, securities, or other property of which such Investment Options may be comprised upon distribution of their Accounts.

d.	With respect to Stock Units credited to a Participant’s Stock Unit Sub-Account under the Plan, before actual settlement in LNC Stock occurs, a Participant shall have no right or claim to such Stock. In addition, no voting or other rights of any kind associated with the ownership of Stock shall inure to any Participant whose Account has been credited with Stock Units.

3.05	Transfers Among Sub-Accounts. Subject to the restrictions set forth below, Participants may make an Election to change investment allocations or transfer amounts between the Investment Options under conditions prescribed by the Benefits Administrator.

a.	A Participant’s ability to make an Election to transfer amounts notionally invested in Units into Stock Units shall be restricted to “Open Window Periods” (thirty (30) day periods) commencing on either (a) the third trading day after the release of the Corporation’s quarterly or annual earnings, or (b) the fifth business day after the filing of the Corporation’s annual report on Form 10-K to shareholders.

b.	Notwithstanding (a) above, an Insider may transfer amounts notionally invested in Stock Units only if it is determined that such transfer will not result in a violation of the Lincoln National Corporation Policy on Insider Trading (including without limitation Section 16 of the Securities Exchange Act of 1934).

c.	Participants may not transfer amounts notionally invested in Stock Units into Units at any time.

3.06	Investment Options Available. The Company reserves the right to eliminate, change, or add Investment Options at any time. The Company is under no obligation to offer any particular Investment Option. The Investment Options available to Participants under this Plan may, at the discretion of the Benefits Administrator, “mirror” the investment options available under the qualified Lincoln 401(k) Savings Plan. However, in no event shall this Plan offer an Investment Option that is not also offered under the qualified Lincoln 401(k) Savings Plan.

3.07	Phantom Dividends on Stock Units. To the extent that the Company pays dividends on LNC Stock of the same class as the shares used to measure the performance of the Stock Units, Participants will be credited with phantom dividends, or “dividend equivalents” on such Stock Units. Phantom dividends shall be calculated in Stock Units, on each dividend record date, by dividing the dollar amount of the dividend equivalent payment by the final sales price quoted on the New York Stock Exchange Composite Listing of a share of LNC Stock of the same class as the Stock Units. The Company may require that any phantom dividends credited be automatically reinvested in additional Stock Units.

Article IV

Authorization of Shares / Restrictions on Shares

4.01	Number of Shares Available. The maximum number of shares of LNC Stock available under this Plan shall be seven hundred thousand (700,000) shares.

4.02	Uses of Shares. Shares authorized under this Plan shall be reserved for the purpose of satisfying the Company’s obligations under this Plan. In addition, shares authorized under this Plan may be used to satisfy obligations incurred by the Company as a result of dividend equivalent payments made on awards previously granted under the 1993 Stock Plan for Non-Employee Directors.

4.03	Changes in Capital and Corporate Structure. In the event of any change in the number of outstanding shares of LNC Stock by reason of recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction, the number of Stock Units held by Participants under the Plan and the number of shares of LNC Stock available for issuance under the Plan shall be proportionately adjusted, in an equitable manner.

Article V

Distributions

5.01	General. Each Participant Account, including Sub-Accounts, shall be distributed in accordance with the rules set forth in this Article V, as determined in the sole discretion of the Benefits Administrator.

5.02	Distributable Events. A Participant shall receive distribution(s) from his or her Accounts upon the occurrence of a “Distributable Event”. A Participant, or his or her beneficiary, as appropriate, experiences a Distributable Event upon the occurrence of:

a.	The Participant’ death; or

b.	The Participant’s resignation or retirement from the Board or Directors, whether characterized as voluntary or involuntary.

5.03	Distribution of Units and Stock Units. Any amounts credited or earned in a Participant’s Stock Unit Sub-Account shall be settled and distributed in actual shares of LNC Stock (with fractional Stock Units paid in cash). Amounts credited in Units of Investment Options other than Stock Units shall be paid in cash.

5.04	Default Distribution Form. Unless a Participant elects an alternative form of distribution, as described in Section 5.05 below, the Participant’s Account (except for amounts credited to his or her Stock Unit Sub-Account) shall be distributed in a cash lump sum, on the “Date of Distribution”, described in Section 5.07 below.

5.05	Alternative Distribution Forms. A Participant may elect to receive his or her benefit under this Plan as follows:

a.	Non-Stock Unit Sub-Accounts. A Participant may elect to receive amounts credited to his or her Non-Stock Unit Sub-Accounts in a form other than an immediate cash lump sum by filing an Election in the form required by the Benefits Administrator. Participants may elect to receive amounts credited to their Accounts in annual installments over a five-year, ten-year, fifteen-year or twenty-year period, with the first installment payable on the Date of Distribution. Such Election must be made at least one full calendar year prior to the start of the calendar year in which the Distributable Event occurs.

b.

Stock Unit Sub-Account. A Participant may elect to receive amounts credited to his or her Stock Unit Sub-Account in a form other than an immediate distribution in shares of LNC Stock (with any fractional share paid in cash) by filing an Election in the form required by the Benefits Administrator. Participants may elect to receive their LNC Stock in annual installments over a five-year, ten-year, fifteen-year or twenty-year period, with the first installment payable on the Date of Distribution. Such Election must be made at least one full calendar year prior to the start of the calendar year in which the Distributable Event occurs.

5.06	Distribution of Stock Units. A separate Election under Section 5.05 may be made with respect to amounts credited to the Participant’s Stock Unit Sub-Account. Amounts credited to a Participant’s Stock Unit Sub-Account may not be distributed in a cash lump sum. Pursuant to an Election under Section 5.05 above, shares of LNC Stock used to settle amounts credited in Stock Units may be distributed on or beginning on, the Participant’s Date of Distribution. If the Participant has made no election with respect to amounts credited in Stock Units, all shares of LNC Stock will be issued in a lump sum on the Participant’s Date of Distribution (with any fractional share issued in cash).

5.07	Date of Distribution. The date on which a distribution shall be made to the Participant or Beneficiary shall be as soon as administratively practicable, but no later than six (6) weeks after the Valuation Date. The “Valuation Date” shall be the February 5th of the next following calendar year after the calendar year in which the Director’s resignation or retirement becomes effective. For distributions as a consequence of the Participant’s death, the “Valuation Date” shall be the date as soon as administratively practicable following the date of the Participant’s death.

Article VI

Miscellaneous

6.01	Beneficiary Designations. The Participant may designate a Beneficiary to receive amounts payable to him or her under this Plan in the event the Participant dies before such amounts are distributed to the Participant. The Participant may revoke or change a Beneficiary designation and name a new Beneficiary by filing a written notice of revocation or other notice of change of Beneficiary, in accordance with rules as determined from time to time by the Benefits Administrator.

6.02	Non-Assignment of Benefits. Other than pursuant to a valid Beneficiary designation, as described in Section 6.01 above, interests in this Plan cannot and shall not be transferred, assigned, pledged or encumbered. Prior to the time payment is actually made to the Participant or to his or her Beneficiary, such Participant or Beneficiary shall have no rights by way of anticipation or otherwise to assign or dispose of any interest under this Plan.

6.03	Determination of Value of Stock Units. The value of a Stock Unit shall be equal to the final sales price quoted by the New York Stock Exchange Composite Listing of a share of LNC Stock of the same class as the Stock Units on the business day on or next following the Valuation Date (as defined in Section 5.07).

6.05	Unfunded Status. This Plan is an unfunded Plan as defined under the relevant provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The rights of the Participant (as well as any right of his or her Beneficiary or estate) to claim amounts under this Plan shall be solely those of an unsecured general creditor of the Company and such rights shall not constitute an interest in any specific asset of the Company. The Company may establish one or more “rabbi trusts” in connection with the Plan, provided that such trusts shall not be deemed to cause the Plan to be anything other than unfunded under the Code and ERISA.

6.06

Scope of Authority of Benefits Administrator. The Plan shall be administered by the Benefits Administrator, which shall be the Nominating and Governance Committee of the Board of Directors (the “Committee”). The Committee shall have complete discretion to interpret the Plan and resolve issues including issues with respect to a Participant’s eligibility and participation in the Plan, and the calculation of benefits payable under the Plan, and to take whatever action that he or she believes is necessary or desirable for such administration, including but not limited to (a) establishing administrative rules consistent with the provisions of this Plan, (b) delegating his or her responsibilities to other persons, including the Senior Vice President of the Human

Resources Department, (c) retaining the services of lawyers, accountants or other third parties to assist with the administration of the Plan, (d) making equitable adjustments under the Plan (including retroactive adjustments) to correct mathematical, accounting or factual errors made in good faith by the Company or a Participant (and any such adjustments will be final and binding on all persons), and (e) directing the Company to deduct from all Accounts, payments and distributions under the Plan any federal, state or local taxes or such other amounts as may be required by law to be withheld.

6.07	Amendment of Plan. The Company retains the right to amend this Plan prospectively at any time. This Plan may be amended by action of the Board at a meeting held either in person or by telephone or other electronic means, or by unanimous consent in lieu of a meeting. The Board may delegate this amendment power to the Nominating and Governance Committee of the Board of Directors, in whole or in part, by resolution adopted by the Board.

6.08	Termination of Plan. The Company, by action of its Board of Directors, may terminate this Plan for any reason at any time, with thirty (30) days advance written notice of the termination to be given to all Participants. The Plan will terminate automatically, without thirty (30) days advance written notice of the termination to be given to all Participants, upon the occurrence of the following:

a.	The Company is judicially declared bankrupt or insolvent; or

b.	The Company is dissolved, subject to a merger, consolidation or reorganization, or a sale of all or substantially all of its assets, except as otherwise determined by the Board.

Notwithstanding the foregoing, the termination of the Plan in conjunction with an event described in Subsection 6.08(b) above shall not result in the loss of any benefits, rights, or features of this Plan with respect to amounts credited to a Participant’s Account prior to the date of such event.

6.09	Waiver of Claims. As a condition of participating in the Plan, a Participant waives the right to litigate any dispute pertaining to the Plan in any court of otherwise competent jurisdiction. If a Participant disagrees with any decision, action or interpretation pertaining to the Plan, he or she may submit in writing a full description of the disagreement. Subject only to review by the Board, the determination of the Benefits Administrator in reference to any such disagreement shall be final, binding and conclusive upon all persons.

6.10	Incapacitation. Any amount payable under this Plan to an incompetent or otherwise incapacitated Participant or Beneficiary may, at the sole discretion of the Benefits Administrator, be made directly to such person or for the benefit of such person through payment to an institution or other entity caring for or rendering service to or for such person or to a guardian of such person or to another person with whom such person resides. The receipt of such payment by the institution, entity, guardian or other person shall be a full discharge of that amount of the obligation of the Company to the Participant or Beneficiary.

6.11	Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Indiana. When appropriate, the singular nouns in this Plan include the plural, and vice versa. If any provision of this Plan is deemed invalid or unenforceable, the remaining provisions shall continue in effect.

The Lincoln National Corporation Deferred Compensation Plan for Non-Employee Directors is hereby approved and established, effective July 1st, 2004.

Jon A. Boscia	Date
Chairman and Chief Executive Officer
Lincoln National Corporation

APPENDIX A INVESTMENT OPTIONS

APPENDIX B ELIGIBLE COMPENSATION

EXHIBIT 8

Policy Regarding Approval of Services of Independent Auditor

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to approve in advance all services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Corporation. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules governing the audit committee’s engagement of the independent auditor, as well as rules setting forth the types of services that an independent auditor may not provide to its audit client.

The SEC’s rules provide two methods for approving in advance (referred to as “pre-approving”) the proposed services of the independent auditor. Services may be pre-approved as part of a specific engagement approved by the Audit Committee, or may be pre-approved if they have been generally authorized by the Audit Committee pursuant to a policy complying with SEC rules. Accordingly, and intending to comply with SEC rules, the Audit Committee has adopted this policy regarding the pre-approval of services of the independent auditor.

In pre-approving services, the Audit Committee will consider whether the provision of any service might impair the independence of the independent auditor. As part of that analysis, the Audit Committee shall consider whether the provision of the service, alone or in combination with other such services, would violate any of three basic principles recognized by the SEC: (i) the auditor cannot audit his or her own work, (ii) the auditor cannot function as a part of management, and (iii) the auditor cannot serve in an advocacy role for the client.

II. Specific Pre-approval

The annual audit services engagement terms and fees and any amendments thereto will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required quarterly reviews), subsidiary audits, equity investment audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements.1 These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting.

In addition, any services that are not the subject of a general pre-approval under this policy shall require the Audit Committee’s specific pre-approval.

III. General Pre-approval

The Audit Committee shall periodically and not less than annually pre-approve the performance by the independent auditor of such audit, audit-related, tax and other services as it deems appropriate from time to time. Such pre-approval will require that the Audit Committee first receive and evaluate detailed back-up documentation regarding each service being pre-approved. Also, the Audit Committee will specify a maximum fee for each service being pre-approved, beyond which further approval of the Audit Committee will be required.

[1]	The use of the term “audit services” herein is not intended to correspond to the grouping of services associated with the disclosure of “audit fees” in the proxy statement.

The period of time covered by any pre-approval shall be as specified in the terms of the pre-approval. However, it is anticipated that the Audit Committee will consider pre-approvals concurrently with its consideration of the annual audit services engagement, and that the term of each pre-approval will be twelve months.

IV. Excluded Services

The Audit Committee will not approve the provision of any non-audit services by the independent auditor which are prohibited by the SEC. A list of the SEC’s prohibited non-audit services is included at Appendix A. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor the primary business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

V. Procedures

Proposed services of the independent auditor that are not the subject of a specific pre-approval pursuant to Section II above will be evaluated by the General Auditor. The General Auditor will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee and whether the fees for such services are within approved fee levels. If these conditions are satisfied, then the provision of services can commence and the General Auditor shall inform the Audit Committee at its next meeting of the services provided. Proposed services that do not satisfy these conditions require specific pre-approval by the Audit Committee and may be submitted to the Audit Committee by either the independent auditor or the General Auditor. The General Auditor will immediately report to the Audit Committee any breach of this policy that comes to his attention.

APPENDIX A

SEC PROHIBITED SERVICES

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client[2]

•	Financial information systems design and implementation[2]

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports[2]

•	Actuarial services[2]

•	Internal audit outsourcing services[2]

•	Management Functions

•	Human Resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

[2]	Unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors recommends a vote FOR proposals 1 and 2

1. To elect directors	FOR	WITHHELD					FOR	AGAINST	ABSTAIN

For all nominees except as noted below.	☐	☐	01 William J. Avery 02 Jon A. Boscia	03 Eric G. Johnson 04 Glenn F. Tilton	2.	To approve or disapprove a Deferred Compensation Plan for Non-Employee Directors	☐	☐	☐

					3.	In their discretion, to act or vote upon other matters which may properly come before the meeting or any adjournment thereof.

- all as described more fully in Lincoln National Corporation’s proxy statement for the 2004 Annual Meeting of Shareholders.

All to the right in accordance with the Notice of Annual Meeting of Shareholders and Proxy Statement for the meeting, receipt of which is hereby acknowledged.

Signature must be that of the Shareholder. If shares are held jointly, each shareholder named should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. If signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys in fact, etc. should so indicate when signing.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING ☐	Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet	OR	Telephone	OR	Mail
http://www.eproxy.com/Inc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.		1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you are acknowledging receipt of the

Notice of Annual Meeting of Stockholders and Proxy Statement and of the

Company’s Annual Report for 2003, and you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement

on the internet at www.LFG.com/proxy-annrep

LINCOLN NATIONAL CORPORATION

PHILADELPHIA, PA

PROXY [GRAPHIC]

The undersigned shareholder in LINCOLN NATIONAL CORPORATION (the “Corporation”), an Indiana corporation, appoints JON A. BOSCIA, JILL S. RUCKELSHAUS and C. SUZANNE WOMACK or any one or more of them, the true and lawful attorney in fact and proxy of the undersigned, with full power of substitution to all or any one or more of them, to vote as proxy for and in the name, place and stead of the undersigned at the ANNUAL MEETING of the shareholders of the Corporation, to be held at Delaware Investments, Inc., Second Floor Auditorium, Two Commerce Square, 2001 Market Street, Philadelphia, PA, 10:00 a.m., local time, or at any adjournment thereof, all the shares of stock in the Corporation shown on the other side (whether Common Stock or $3.00 Cumulative Convertible Preferred Stock, Series A) which the undersigned would be entitled to vote if then personally present, revoking any proxy previously given.

A majority of such attorneys and proxies who shall be present and shall act as such at the meeting or any adjournment thereof, or if only one such attorney and proxy be present and act, then that one, shall have and may exercise all the powers hereby conferred.

This proxy is being solicited by the Corporation’s Board of Directors. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR THE APPROVAL OF THE DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS, INCLUDING 700,000 SHARES TO FUND SUCH PLAN. AUTHORIZATION WILL, TO THE EXTENT PERMISSIBLE, BE GIVEN TO THE NAMED PROXIES, OR ANY ONE OR MORE OF THEM, IN THEIR DISCRETION TO ACT OR VOTE UPON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

(Continued, and to be Signed, on reverse side)

Address Change/Comments (Mark the corrosponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù